Exhibit 99.2

BRIXMOR®
Property Group

BED BATH & BEYOND

Publix
FOOD & PHARMACY

T·J·maxx

Kroger Food & Drug

Supplemental Disclosure

QUARTER ENDED MARCH 31, 2016

450 Lexington Avenue
New York, NY 10017
(800) 468 – 7526
www.brixmor.com

BRX
LISTED
NYSE

SUPPLEMENTAL DISCLOSURE

Three Months Ended March 31, 2016

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
Consolidated Statements of Cash Flows	7
Reconciliation of Net Income to EBITDA	8
Reconciliation of Net Income to NAREIT FFO	9
Supplemental Balance Sheet Detail	10
NOI Detail, Supplemental Statement of Operations Detail, Operating Ratios & Additional Disclosures	11
Same Property NOI Analysis & Reconciliation of Net Income Attributable to Common Stockholders	12
Capital Expenditures	13
Capitalization, Liquidity & Debt Ratios	14
Debt Overview	15
Summary of Outstanding Debt	16
Unsecured OP Notes Covenant Disclosure	18
Unsecured Credit Facility Covenant Disclosure	19
Transaction Summary
Acquisitions	21
Dispositions	22
Portfolio Summary
Portfolio Overview	24
Top Forty Retailers Ranked by ABR	25
New & Renewal Lease Summary	26
New Lease Net Effective Rent	27
Anchor Space Repositioning Summary	28
Redevelopment, Outparcel Development & New Development Summary	29
Lease Expiration Schedule	30
Properties by Largest US MSAs	31
Largest MSAs by ABR	33
Properties by State	36
Property List	37
Guidance
Guidance & Additional Disclosures	49

Note: Financial information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at www.twitter.com/Brixmor or find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended March 31, 2016

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Means space equal to or more than 10,000 sq. ft. of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent or "ABR"	As of a specified date means monthly base rent as of such date, under leases which have been signed or commenced as of the specified date multiplied by 12. Annualized base rent (i) excludes tenant reimbursements or expenses borne by the tenants, such as the expenses for real estate taxes and insurance and common area and other operating expenses, (ii) does not reflect amounts due per percentage rent lease terms, (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements and (iv) does not include any ancillary income at a property.

ABR per sq. ft. or "ABR/SF"	Is calculated as ABR divided by leased GLA, excluding the GLA of lessee owned leasehold improvements.

Billed GLA	Includes leases for spaces where the tenant is currently paying rent.

Blended Lease Spreads	Means combined spreads for new and renewal leases (including exercised options) on comparable leases.

Capitalization Rate ("Cap Rate")	Net operating income divided by purchase price.

Community Shopping Center	Means a shopping center that meets the International Council of Shopping Centers’ (“ICSC”) definition of community center. ICSC generally defines a community center as a shopping center with general merchandise or convenience-oriented merchandise. Although similar to a neighborhood center (as defined below), a community shopping center offers a wider range of apparel and other soft goods than a neighborhood center.
Community centers range from 125,000 to 400,000 sq. ft. in GLA and are usually configured in a straight line as a strip and are commonly anchored by discount stores, supermarkets, drugstores and large specialty discount stores.

Comparable Leases	Include only those spaces that were occupied within the prior 12 months.

Development Stabilization	Development project is deemed stabilized upon the earlier of (i) reaching 90% billed or (ii) one year following the property being placed in service.

EBITDA & Adjusted EBITDA	Is calculated as the sum of net income (loss) in accordance with GAAP before interest expense, income taxes, depreciation and amortization. Adjusted
EBITDA represents EBITDA as adjusted for (i) acquisition related costs, (ii) gain (loss) on disposition of operating properties, (iii) impairment of real estate assets and real estate equity investments, (iv) gain (loss) on disposition of unconsolidated joint ventures, (v) gain (loss) on extinguishment of debt, (vi) other items that are not indicative of the Company's operating performance and (vii) after adjustments attributable to non-controlling interests not convertible into common stock.
EBITDA and Adjusted EBITDA are supplemental, non-GAAP measures utilized in various financial ratios and are helpful to securities analysts, investors and other interested parties in the evaluation of REITs, as a measure of Brixmor’s operational performance because EBITDA and Adjusted EBITDA exclude various items that do not relate to or are not indicative of its operating performance. In addition, it includes the results of operations of real estate properties that have been sold or classified as real estate held for sale at the end of the reporting period. Accordingly, the use of EBITDA and Adjusted
EBITDA in various ratios provides a meaningful performance measure as it relates to its ability to meet various coverage tests for the stated period.
EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity.
Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of EBITDA and Adjusted EBITDA may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and addressing financial performance.

Gross Leasable Area or "GLA"	Represents the total amount of property square footage that can generate income by being leased to tenants.

Leased GLA	Includes the aggregate GLA of all leases in effect on a given date, including those that are fully executed but as to which the tenant has not yet opened for business and/or not yet commenced the payment of rent.

LIBOR	Means London Interbank Offered Rate.

Metropolitan Statistical Area or "MSA"	Is defined by the United States Office of Management and Budget (“OMB”) as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT Funds From Operations (“FFO")	Is a supplemental non-GAAP financial measure utilized to evaluate the operating performance of real estate companies. The National Association of
Real Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss) in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and (v) after adjustments for joint ventures calculated to reflect funds from operations on the same basis.
The Company presents NAREIT FFO as it considers it an important supplemental measure of its operating performance and the Company believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.
NAREIT FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of financial performance and is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity.
Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations and, accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of NAREIT FFO may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from NAREIT FFO are significant components in understanding and addressing financial performance. A reconciliation of NAREIT FFO to Net income is provided herein.

Neighborhood Shopping Center	Means a shopping center that meets ICSC’s definition of neighborhood center. ICSC generally defines a neighborhood center as a shopping center with offerings that are convenience-oriented. Neighborhood centers range from 30,000 to 125,000 sq. ft. in GLA and are generally anchored by a supermarket.

Net Effective Rent	Adjusts for any tenant incentive / allowance, landlord work, third party leasing commissions and rent concessions at 100% of costs, weighted by GLA over the lease term.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 1

Net Operating Income or "NOI"	Is calculated as total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by Brixmor. NOI excludes corporate level income (including management, transaction, and other fees).
NOI is a supplemental, non-GAAP measure utilized to evaluate the operating performance of real estate companies and is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income
(determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of NOI may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs.

NOI Yield	Is calculated as projected NOI over incremental cost of a given anchor space repositioning / redevelopment project.

Non-controlling Interests	The non-controlling interests relate to the portion of Brixmor Operating Partnership LP ("OP”), a consolidated subsidiary, held by the non-controlling interest holders. As of March 31, 2016, the Company, through its 100% ownership of BPG Subsidiary, Inc., owns 98.26% of the OP. The remaining 1.74%
is held by certain investment funds affiliated with the Blackstone Group L.P. and management of the Company.

Non-owned Major Tenant	Also called shadow anchor. Includes tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to shopping center, to the consumer appear as another retail tenant of the shopping center and, as a result, attract additional customer traffic to the center.

Percent Billed	Refers to the percentage of GLA where the tenant is currently paying rent.

Percent Leased	Refers to the percentage of GLA that is leased, includes lease agreements that have been signed but not yet commenced.

PSF	Means per square foot ("sq. ft.") of GLA.

Redevelopment Properties	Larger scale projects that typically involve substantial demolition of a portion of the shopping center to accommodate new retailers. These projects typically are accompanied with new construction and site infrastructure costs.

Renewal Leases	Includes expiring leases renewed with the same tenant or the exercise of options by tenants to extend the term of expiring leases. All other leases are categorized as new.

Rent Growth	Is calculated as ABR in the final year of the lease compared to ABR in the first year of the new lease. New lease spreads include only those spaces that were occupied within the prior 12 months. Renewal and option lease spreads include leases rolling over with the same tenant in the same location. Data includes all leases in effect, including those that are fully executed, but not yet open.

Same Property Net Operating Income	Is calculated (using properties owned as of the end of both reporting periods and for the entirety of both periods excluding properties classified as
or Same Property NOI	discontinued operations and properties under development or pending stabilization), as rental income (minimum rent, percentage rents, tenant recoveries and other property income) less rental operating expenses (property operating expenses, real estate taxes and bad debt expense) of the properties owned by Brixmor. Same property NOI includes an unconsolidated joint venture at pro rata share. Same property NOI excludes corporate level income (including transaction and other fees), lease termination income, straight-line rent and amortization of above- and below-market leases of the same property pool from the prior year reporting period to the current year reporting period.
Same property NOI is a supplemental, non-GAAP financial measure utilized to evaluate the operating performance of real estate companies and the
Company believes it is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. It includes only the net operating income of properties owned and stabilized for the full period presented, which eliminates disparities in net income due to the acquisition, disposition or stabilization of properties during the period presented, and therefore, provides a more consistent metric for comparing the performance of properties. Management uses same property NOI to review operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Same property NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income (determined in accordance with GAAP)
or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of same property NOI may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs.

Small Shop Spaces	Means space of less than 10,000 sq. ft. of GLA.

Straight-line Rent	GAAP requirement to average the tenant's rent payments over the life of the lease, regardless of actual cash collected in the period.

Year Built	Year of most recent anchor space repositioning / redevelopment or year built if no anchor space repositioning / redevelopment has occurred.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 2

RESULTS OVERVIEW
Unaudited, dollars in thousands except per share and per square foot amounts

	Three Months Ended
Summary Financial Results	3/31/16	3/31/15
Total revenues (page 6)	$323,104	$315,293
Net income attributable to common stockholders (page 6)	60,477	30,423
Net income attributable to common stockholders - per diluted share (page 6)	0.20	0.10
Adjusted EBITDA (page 8)	220,347	213,818
NAREIT FFO (page 9)	161,259	139,155
NAREIT FFO per share/OP Unit - diluted (page 9)	0.53	0.46
Items that impact FFO comparability, net per share (page 9)	(0.00)	(0.03)
Dividends declared per share/OP Unit (page 9)	0.245	0.225
Share/OP Unit dividend payout ratio (as % of NAREIT FFO) (page 9)	46.3%	49.2%
NOI (page 11)	240,627	232,963

	Three Months Ended
Summary Operating and Financial Ratios	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15
NOI margin (page 11)	74.5%	73.7%	75.9%	75.2%	74%
Same property NOI (page 12) (1) (2)	2.8%	—	3.6%	3.6%	3.4%
Fixed charge coverage (page 14)	3.5x	3.3x	3.1x	3.1x	3.1x
Net principal debt to adjusted EBITDA (GAAP) (page 14)	6.6x	6.7x	6.8x	6.8x	6.9x
Net principal debt to adjusted EBITDA (cash) (page 14)	7.1x	7.3x	7.3x	7.4x	7.5x

Outstanding Classes of Stock and Partnership Units	At 3/31/16	At 12/31/15	At 9/30/15	At 6/30/15	At 3/31/15
Common shares outstanding (page 14)	299,248	299,138	298,489	298,489	298,484
Exchangeable OP Units held by non-controlling interests (page 14)	5,354	5,182	5,798	5,814	5,821
Total	304,602	304,320	304,287	304,303	304,305

Summary Portfolio Statistics	At 3/31/16	At 12/31/15	At 9/30/15	At 6/30/15	At 3/31/15
Number of properties (page 24)	518	518	519	519	520
Percent leased (page 24)	92.4%	92.6%	92.6%	92.5%	92.4%
Percent billed (page 24)	90.4%	91.0%	90.9%	90.3%	90.3%
ABR / SF (page 24)	$12.85	$12.76	$12.68	$12.31	$12.19
Total rent spread (page 26)	10.9%	14.8%	15.2%	16.1%	13.7%
New lease rent spread (page 26)	34.9%	29.9%	49.0%	50.4%	39.4%
Renewal lease rent spread (page 26)	7.5%	12.4%	11.5%	9.1%	8.6%

(1) The Company did not report same property NOI for the quarter ended December 31, 2015. Same property NOI for the twelve months ended December 31, 2015 was 3.2%. The information presented for quarters ending March 31, 2015 thru September 30, 2015 is as originally reported by the Company. As disclosed by the Company on February 8, 2016, in connection with an
Audit Committee review, a forensic accounting firm assisting the Audit Committee determined that the quarterly same property NOI percentages for March 31, 2015 thru September 30,
2015 were 3.4%, 4.1% and 3.3%, respectively.
(2) Includes joint venture, Montecito Marketplace, at pro rata share.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended March 31, 2016

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	3/31/16	12/31/15
Assets
Real estate
Land	$2,012,905	$2,011,947
Buildings and improvements	8,934,306	8,920,903
	10,947,211	10,932,850
Accumulated depreciation and amortization	(1,957,169)	(1,880,685)
Real estate, net	8,990,042	9,052,165
Investments in and advances to unconsolidated joint ventures	5,023	5,019
Cash and cash equivalents	105,822	69,528
Restricted cash	44,211	41,462
Marketable securities	23,166	23,001
Receivables, net of allowance for doubtful accounts of $16,884 and $16,587	169,898	180,486
Deferred charges and prepaid expenses, net	109,813	109,149
Other assets	17,283	17,197
Total assets	$9,465,258	$9,498,007

Liabilities
Debt obligations, net	$6,007,397	$5,974,266
Accounts payable, accrued expenses and other liabilities	552,785	603,439
Total liabilities	6,560,182	6,577,705

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
299,247,744 and 299,138,450 shares outstanding	2,992	2,991
Additional paid in capital	3,266,119	3,270,246
Accumulated other comprehensive loss	(2,448)	(2,509)
Distributions in excess of net income	(413,445)	(400,945)
Total stockholders' equity	2,853,218	2,869,783
Non-controlling interests	51,858	50,519
Total equity	2,905,076	2,920,302
Total liabilities and equity	$9,465,258	$9,498,007

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/16	3/31/15

Revenues
Rental income	$251,146	$243,570
Expense reimbursements	69,712	69,754
Other revenues	2,246	1,969
Total revenues	323,104	315,293

Operating expenses
Operating costs	35,051	35,160
Real estate taxes	44,391	44,189
Depreciation and amortization	100,479	108,544
Provision for doubtful accounts	2,740	2,495
Impairment of real estate assets	—	807
General and administrative	20,724	30,715
Total operating expenses	203,385	221,910

Other income (expense)
Dividends and interest	73	94
Interest expense	(57,443)	(62,564)
Gain on extinguishment of debt, net	—	292
Other	(907)	(184)
Total other expense	(58,277)	(62,362)

Income before equity in income of unconsolidated joint ventures	61,442	31,021
Equity in income of unconsolidated joint ventures	107	115
Net income	61,549	31,136
Net income attributable to non-controlling interests	(1,072)	(713)
Net income attributable to common stockholders	$60,477	$30,423

Per common share:
Income from continuing operations:
Basic	$0.20	$0.10
Diluted	$0.20	$0.10
Net income attributable to common stockholders:
Basic	$0.20	$0.10
Diluted	$0.20	$0.10
Weighted average shares:
Basic	299,180	296,189
Diluted	299,379	297,715

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 6

CONSOLIDATED STATEMENTS OF CASH FLOWS
Unaudited, dollars in thousands

	Three Months Ended
	3/31/16	3/31/15
Operating activities:
Net income	$61,549	$31,136
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	100,479	108,544
Debt premium and discount amortization	(4,066)	(5,048)
Deferred financing cost amortization	1,937	2,048
Above- and below-market lease intangible amortization	(11,018)	(13,530)
Impairment of real estate assets	—	807
Equity based compensation	(1,582)	12,951
Other	231	49
Gain on extinguishment of debt, net	—	(297)
Changes in operating assets and liabilities:
Restricted cash	(2,113)	(6,845)
Receivables	10,589	3,675
Deferred charges and prepaid expenses	(5,310)	(2,608)
Other assets	84	(268)
Accounts payable, accrued expenses and other liabilities	(36,778)	(17,677)
Net cash provided by operating activities	114,002	112,937

Investing activities:
Improvements to and investments in real estate assets	(36,340)	(40,411)
Proceeds from sales of real estate assets	—	9,918
Change in restricted cash attributable to investing activities	(636)	(1,678)
Purchase of marketable securities	(6,893)	(4,200)
Proceeds from sale of marketable securities	6,810	4,499
Net cash used in investing activities	(37,059)	(31,872)

Financing activities:
Repayment of debt obligations and financing liabilities	(4,740)	(158,568)
Repayment of borrowings under unsecured revolving credit facility	—	(682,475)
Proceeds from borrowings under unsecured revolving credit facility	40,000	163,000
Proceeds from unsecured term loan and notes	—	695,156
Deferred financing costs	—	(1,899)
Distributions to common stockholders	(73,447)	(66,750)
Distributions to non-controlling interests	(1,297)	(21,611)
Repurchase of common shares in conjunction with equity award plans	(1,165)	(329)
Net cash used in financing activities	(40,649)	(73,476)
Change in cash and cash equivalents	36,294	7,589
Cash and cash equivalents at beginning of period	69,528	60,595

Cash and cash equivalents at end of period	$105,822	$68,184

Supplemental disclosure of cash flow information:
Cash paid for interest, net of amount capitalized of $587 and $656	$68,088	$61,355

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 7

RECONCILIATION OF NET INCOME TO EBITDA
Unaudited, dollars in thousands

	Three Months Ended
	3/31/16	3/31/15

Net income	$61,549	$31,136
Interest expense - continuing operations	57,443	62,564
Interest expense - unconsolidated joint ventures	42	43
Federal and state taxes	809	868
Depreciation and amortization - continuing operations	100,479	108,544
Depreciation and amortization - unconsolidated joint ventures	25	22
EBITDA	$220,347	$203,177

EBITDA	$220,347	$203,177
Gain on extinguishment of debt, net	—	(292)
Impairment of real estate assets	—	807
Non-operating items (1)	—	10,126
Total adjustments	—	10,641
Adjusted EBITDA	220,347	213,818
Straight-line rent	(2,860)	(3,973)
Above- and below-market rent amortization	(11,018)	(13,530)
Total adjustments	(13,878)	(17,503)
Cash adjusted EBITDA	$206,469	$196,315

(1) Non-operating items
Shareholder equity offering expenses	$—	$251
Non-recurring charge related to pre-IPO compensation programs	—	9,875
	$—	$10,126

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 8

RECONCILIATION OF NET INCOME TO FFO
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/16	3/31/15

Net income	$61,549	$31,136
Depreciation and amortization- real estate related- continuing operations	99,685	107,190
Depreciation and amortization- real estate related- unconsolidated joint ventures	25	22
Impairment of operating properties	—	807
NAREIT FFO	$161,259	$139,155

NAREIT FFO per share/OP Unit - diluted	$0.53	$0.46
Weighted average shares/OP Units outstanding - basic and diluted (1)	304,682	304,670

Items that impact FFO comparability
Audit committee review expenses	$(3,652)	$—
Executive equity based compensation (2)	2,637	—
Non-recurring charge related to pre-IPO compensation programs	—	(9,875)
Gain on extinguishment of debt, net	—	292
Total items that impact FFO comparability	$(1,015)	$(9,583)
Items that impact FFO comparability, net per share	$0.00	$(0.03)

Dividends declared per share/OP Unit	$0.245	$0.225
Shares/OP Unit dividends declared	$74,632	$68,466
Share/OP Unit dividend payout ratio (as % of NAREIT FFO)	46.3%	49.2%

(1) Basic and diluted shares/OP Units outstanding reflects an assumed conversion of vested OP Units to common stock of the Company and the vesting of certain equity awards.
(2) Represents equity based compensation forfeitures associated with executive departures for the three months ended March 31, 2016.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 9

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	3/31/16	12/31/15

Real estate, net
Land	$2,012,905	$2,011,947
Buildings and improvements
Building	7,359,342	7,359,342
Building and tenant improvements	655,636	637,774
Construction in process (anchor space repositioning, redevelopment and new development only)	52,691	46,209
Lease intangibles	866,637	877,578
	10,947,211	10,932,850
Accumulated depreciation and amortization	(1,957,169)	(1,880,685)
Total real estate, net	$8,990,042	$9,052,165

Receivables, net
Straight-line rent receivable	$90,861	$87,417
Tenant receivables	89,896	100,769
Allowance for doubtful accounts	(16,884)	(16,587)
Other	6,025	8,887
Total receivables, net	$169,898	$180,486

Deferred charges and prepaid expenses, net
Deferred charges, net	$91,317	$88,998
Prepaid expenses, net	18,496	20,151
Total deferred charges and prepaid expenses, net	$109,813	$109,149

Other assets
Furniture, fixtures and leasehold improvements, net	$14,532	$15,148
Other	2,751	2,049
Total other assets	$17,283	$17,197

Accounts payable, accrued expenses and other liabilities
Accounts payable and accrued expenses	$175,315	$213,964
Dividends payable	75,318	75,973
Below market leases, net	255,341	268,573
Other	46,811	44,929
Total accounts payable, accrued expenses and other liabilities	$552,785	$603,439

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 10

NOI DETAIL, SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL, OPERATING RATIOS & ADDITIONAL DISCLOSURES
Unaudited, dollars in thousands

	Three Months Ended
	3/31/16	3/31/15
Net Operating Income Detail
Rental income	$251,146	$243,570
Expense reimbursements	69,712	69,754
Percentage rents	1,951	1,483
Operating costs	(35,051)	(35,160)
Real estate taxes	(44,391)	(44,189)
Provision for doubtful accounts	(2,740)	(2,495)
Net operating income	240,627	232,963

Reconciliation of net operating income to net income attributable to common stockholders
Fee income	$295	$486
Depreciation and amortization	(100,479)	(108,544)
Impairment of real estate assets	—	(807)
General and administrative	(20,724)	(30,715)
Total other expense	(58,277)	(62,362)
Equity in income of unconsolidated joint ventures	107	115
Net income attributable to non-controlling interests	(1,072)	(713)
Net income attributable to common stockholders	$60,477	$30,423

Supplemental Statement of Operations Detail
Rental income
Base rent	$228,268	$222,898
Lease termination fees	5,597	433
Straight-line rent	2,860	3,973
Above- and below-market rent amortization, net	11,018	13,530
Ancillary and other	3,403	2,736
Total rental income	$251,146	$243,570

Other revenues
Percentage rents	$1,951	$1,483
Fee income	295	486
Total other revenues	$2,246	$1,969

Other (income) expense
Interest expense
Mortgage and note interest, excluding capitalized interest	$45,528	$53,766
Unsecured credit facility and term loan interest	14,631	12,454
Capitalized interest	(587)	(656)
Deferred financing cost amortization	1,936	2,048
Debt premium and discount amortization, net	(4,065)	(5,048)
Total interest expense	$57,443	$62,564

Other
Federal and state taxes	$809	$868
Other	98	(684)
Total other	$907	$184

Operating Ratios
NOI margin (NOI / total rental revenues) (1)(2)	74.5%	74.0%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	87.8%	87.9%

Additional Disclosures
Equity based compensation (3)	(1,582)	12,951
Capitalized direct leasing compensation costs	4,108	3,796
Capitalized direct construction compensation costs	1,562	1,609

(1) NOI excludes unconsolidated joint venture Montecito Marketplace NOI of $183 at pro rata share for the three months ended March 31, 2016.
(2) NOI includes straight-line rents and above- and below-market rent amortization, net.
(3) Includes equity based compensation forfeitures of ($2,637) associated with executive departures for the three months ended March 31, 2016, and a non-recurring charge related to pre-IPO compensation programs of $9,875 for the three months ended March 31, 2015.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 11

SAME PROPERTY NOI ANALYSIS & RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS
Unaudited, dollars in thousands

	Three Months Ended
	3/31/16	3/31/15	Change
Same Property NOI Analysis
Number of properties	516	516	—
Percent billed	90.3%	90.3%	—
Percent leased	92.4%	92.4%	—

Revenues
Rental income	$230,990	$224,960
Expense reimbursements	69,411	69,770
Percentage rents	1,948	1,485
	302,349	296,215	2.1%
Operating expenses
Operating costs	(35,037)	(35,302)
Real estate taxes	(44,232)	(44,097)
Provision for doubtful accounts	(2,766)	(2,431)
	(82,035)	(81,830)	0.3%
Same property NOI	$220,314	$214,385	2.8%

Same property NOI excluding redevelopments (1)	$220,121	$214,185	2.8%

NOI margin (2)	72.9%	72.4%	0.7%
Expense recovery ratio	87.6%	87.9%	(0.4%)

Percent contribution to same property NOI growth:
	Change	Percent Change
Rent growth	$6,030	2.8%
Net recoveries	(229)	(0.1%)
Other revenues	463	0.2%
Provision for doubtful accounts	(335)	(0.1%)
		2.8%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI
Net income attributable to common stockholders	$60,477	$30,423
Adjustments:
Revenue adjustments (3)	(19,988)	(18,501)
Depreciation and amortization	100,479	108,544
Impairment of real estate assets	—	807
General and administrative	20,724	30,715
Total other expense	58,277	62,362
Equity in income of unconsolidated joint ventures	(107)	(115)
Pro rata share of same property NOI of unconsolidated joint ventures	183	180
Net income attributable to non-controlling interests	1,072	713
Non-same property NOI	(803)	(743)

Same property NOI	$220,314	$214,385

Impact of redevelopments	(193)	(200)

Same property NOI excluding redevelopments (1)	$220,121	$214,185

(1) Excludes one redevelopment property.
(2) NOI excludes lease termination income, straight-line rents and above- and below-market rent amortization, net.
(3) Includes adjustments for lease termination income, straight-line rents, above- and below-market rent amortization, net and fee income from managed properties and unconsolidated joint ventures.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 12

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

Three Months
Ended 3/31/16

Leasing related:
Anchor space repositioning and redevelopment	$17,432
Tenant improvements	15,782
External leasing commissions	1,831
35,045

New development	26

Maintenance capital expenditures	591
$ 35,662

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 13

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars in thousands

		3/31/16	12/31/15
Debt:
Revolving credit facility		$456,000	$416,000
Term loans		2,100,000	2,100,000
Unsecured notes		1,218,453	1,218,453
Secured mortgages		2,222,023	2,226,763
Total principal debt		5,996,476	5,961,216
Add: Net unamortized premium		31,767	35,832
Less: Deferred financing fees		(20,846)	(22,782)
Total debt		6,007,397	5,974,266
Less: cash, cash equivalents and restricted cash		(150,033)	(110,990)
Net debt		5,857,364	5,863,276

Equity:
Stockholders' equity		2,853,218	2,869,783
Non-controlling interests		51,858	50,519
Total equity		2,905,076	2,920,302
Total capitalization		$8,762,440	$8,783,578

Outstanding classes of stock and partnership units:
Common shares outstanding		299,248	299,138
Exchangeable OP Units held by non-controlling interests		5,354	5,182
		304,602	304,320

Liquidity:
Cash and cash equivalents and restricted cash		$150,033	$110,990
Available under unsecured credit facility		794,000	834,000
		$944,033	$944,990

Ratios:
Principal debt to total market capitalization (1)		43.5%	43.1%
Principal debt to total assets, before depreciation (consolidated portfolio only)		52.5%	52.4%
Secured principal debt to total assets, before depreciation		19.5%	19.6%
Net principal debt to adjusted EBITDA (GAAP)		6.6x	6.7x
Net principal debt to adjusted EBITDA (cash)		7.1x	7.3x
Unencumbered assets to unsecured debt		1.9x	1.9x
Interest coverage (adjusted EBITDA / interest expense)		3.8x	3.7x
Debt service coverage (adjusted EBITDA / (interest expense + scheduled principal payments))		3.5x	3.3x
Fixed charge coverage (adjusted EBITDA / (interest expense + scheduled principal payments + preferred dividends))		3.5x	3.3x

		3/31/16
Percentage of total debt:
Fixed		82.4%
Floating		17.6%
Unencumbered summary:
Percent of properties		62.9%
Percent of NOI		61.5%
Weighted average maturity (years):
Fixed		3.80
Floating		2.26
Total		3.53

Credit Ratings & Outlook:

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Negative
Standard & Poor's Ratings Services	BBB-	Negative

(1) Market capitalization based on the March 31, 2016 closing stock price of $25.62.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 14

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Scheduled Amortization	Scheduled Maturities	Total	Weighted Avg Interest Rate on Scheduled Maturities
	2016		$17,382	$855,578	$872,960	5.57%
	2017		21,842	783,817	805,659	3.79%
	2018		19,476	1,500,000	1,519,476	2.24%
	2019		20,126	600,000	620,126	1.90%
	2020		15,212	751,365	766,577	6.17%
	2021		—	186,225	186,225	6.24%
	2022		—	500,000	500,000	3.88%
	2023		—	—	—	—
	2024		—	7,000	7,000	4.40%
	2025		—	700,000	700,000	3.85%
	2026+		—	18,453	18,453	7.32%
	Total Debt Maturities (1)		$94,038	$5,902,438	$5,996,476	3.87%

			Net unamortized discount on notes		(4,517)
			Net unamortized premiums on mortgages		36,284
			Deferred financing costs		(20,846)
			Debt obligations, net		$6,007,397

Detailed Maturity Schedule - Debt obligations
	Fixed Rate Secured Mortgages			Fixed Rate Unsecured Notes (2)		Variable Rate Unsecured Credit Facility / Fixed Rate Unsecured Credit Facility (2)
Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Interest Rate on Scheduled Maturities	Scheduled Maturities	Weighted Avg Interest Rate on Scheduled Maturities	Scheduled Maturities	Weighted Avg Interest Rate on Scheduled Maturities
2016	$17,382	$855,578	5.57%	$—	—	$—	—
2017	21,842	327,817	6.43%	—	—	456,000	1.90%
2018	19,476	—	—	—	—	1,500,000	2.24%
2019	20,126	—	—	—	—	600,000	1.90%
2020	15,212	751,365	6.17%	—	—	—	—
2021	—	186,225	6.24%	—	—	—	—
2022	—	—	—	500,000	3.88%	—	—
2023	—	—	—	—	—	—	—
2,024	—	7,000	4.40%	—	—	—	—
2,025	—	—	—	700,000	3.85%	—	—
2026+	—	—	—	18,453	7.32%	—	—
Total Debt Maturities	$94,038	$2,127,985	5.86%	$1,218,453	3.91%	$2,556,000	2.10%

(1) Excludes unconsolidated joint venture debt obligations of $2,865 at pro rata share.
(2) No scheduled amortization until maturity dates.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 15

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	MSA	Properties	Balance	Interest Rate	Date	Total Indebtedness

FIXED RATE DEBT:
Secured Mortgages
Chicopee Marketplace (1)	Springfield, MA	1	$17,415	5.97%	4/1/16	0.29%
Cobblestone Village (1)	Miami-Fort Lauderdale-West Palm Beach, FL	1	9,994	5.97%	4/1/16	0.17%
Springdale (1)	Mobile, AL	1	36,907	5.97%	4/1/16	0.62%
Wilkes-Barre Township Marketplace (1)	Scranton--Wilkes-Barre--Hazleton, PA	1	10,613	5.97%	4/1/16	0.18%
Fashion Square (1)	Jacksonville, FL	1	7,517	5.97%	4/1/16	0.13%
REIT 7 LP 86	—	7	86,000	6.32%	8/1/16	1.43%
REIT 16 LP 220	—	14	220,936	5.39%	11/1/16	3.68%
REIT 14 LP 226	—	15	226,109	5.44%	12/1/16	3.77%
REIT 15 LP 233	—	15	233,977	5.44%	12/9/16	3.90%
Dublin Village *	Dublin, GA	1	6,186	5.78%	12/11/16	0.10%
Conyers Plaza I *	Atlanta-Sandy Springs-Roswell, GA	1	10,800	5.77%	1/1/17	0.18%
Freshwater - Stateline Plaza	Hartford-West Hartford-East Hartford, CT	1	17,644	8.00%	2/1/17	0.29%
Greensboro Village	Nashville-Davidson--Murfreesboro--Franklin, TN	1	8,702	5.52%	2/11/17	0.15%
LP - JPM 300	—	18	287,973	6.38%	9/1/17	4.80%
Whitaker Square	Winston-Salem, NC	1	8,978	6.32%	12/1/17	0.15%
Christmas Tree Plaza	New Haven-Milford, CT	1	2,504	7.89%	5/11/18	0.04%
LP - JPM CMBS	—	72	451,176	6.27%	8/1/20	7.52%
Monroe ShopRite Plaza	New York-Newark-Jersey City, NY-NJ-PA	1	8,298	6.50%	8/1/20	0.14%
Bethel Park Shopping Center	Pittsburgh, PA	1	9,642	6.50%	8/1/20	0.16%
Ivyridge	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	13,451	6.50%	8/1/20	0.22%
Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	47,950	6.50%	8/1/20	0.80%
Inland (Brixmor/IA, LLC) - Pool A	—	9	99,556	5.91%	12/6/20	1.66%
Inland (Brixmor/IA, LLC) - Pool B	—	8	91,183	5.91%	12/6/20	1.52%
Inland (Brixmor/IA, LLC) - Pool C	—	7	97,817	5.91%	12/31/20	1.63%
REIT 20 LP 51 A	—	4	47,267	6.24%	1/6/21	0.79%
REIT 20 LP 45 B	—	4	42,497	6.24%	1/6/21	0.71%
REIT 20 LP 42 C	—	5	39,728	6.24%	1/6/21	0.66%
REIT 20 LP 37 D	—	3	34,308	6.24%	1/6/21	0.57%
REIT 20 LP 43 E	—	4	39,895	6.24%	1/6/21	0.67%
Larchmont Centre	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	7,000	4.40%	3/1/24	0.12%
TOTAL FIXED RATE SECURED MORTGAGES			2,222,023			37.06%

Unsecured Credit Facility
Term Loan Facility (2)	—	—	$1,500,000	2.24%	7/31/18	25.01%
TOTAL FIXED RATE UNSECURED CREDIT FACILITY			1,500,000			25.01%

Unsecured Notes
3.88%, 2022 Brixmor OP Notes	—	—	$500,000	3.88%	8/15/22	8.34%
3.85%, 2025 Brixmor OP Notes	—	—	700,000	3.85%	2/28/25	11.67%
7.97%, 2026 Brixmor LLC Notes	—	—	694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes	—	—	6,100	7.65%	11/2/26	0.10%
7.68%, 2026 Brixmor LLC Notes I	—	—	748	7.68%	11/2/26	0.01%
6.90%, 2028 Brixmor LLC Notes I	—	—	2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II	—	—	5,486	6.90%	2/15/28	0.09%
7.50%, 2029 Brixmor LLC Notes	—	—	3,203	7.50%	7/30/29	0.05%
TOTAL FIXED RATE UNSECURED NOTES			1,218,453			20.32%

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 16

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	MSA	Properties	Balance	Interest Rate	Date	Total Indebtedness

TOTAL FIXED RATE DEBT			$4,940,476			82.39%

VARIABLE RATE DEBT:
Unsecured Credit Facility
Revolving Credit Facility - L+140bps	—	—	$456,000	1.90%	7/31/17	7.60%
Term Loan Facility - L+140bps	—	—	600,000	1.90%	3/18/19	10.01%
	TOTAL VARIABLE RATE UNSECURED CREDIT FACILITY		1,056,000			17.61%

TOTAL VARIABLE RATE DEBT			$1,056,000			17.61%

TOTAL DEBT OBLIGATIONS			$5,996,476			100.00%

		Net unamortized discount on notes	(4,517)
		Net unamortized premiums on mortgages	36,284
		Deferred financing costs	(20,846)
		DEBT OBLIGATIONS, NET	$6,007,397

* Indicates property is part of a larger shopping center.
(1) Original maturity date was June 1, 2016; prepaid April 1, 2016 without penalty.
(2) Term loan facility has been swapped from 1 month Libor to fixed at a combined rate of 0.844% (spread of 140bps) through October 1, 2016.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 17

UNSECURED OP NOTES COVENANT DISCLOSURE
Unaudited, dollars in thousands

Covenants	As of 3/31/16

I. Aggregate debt test	< 65%	53.4%
Total Debt	6,007,397
Total Assets	11,252,273

II. Secured debt test	< 40%	20.1%
Total Secured Debt	2,256,928
Total Assets	11,252,273

III. Unencumbered asset ratio	> 150%	186.7%
Total Unencumbered Assets	7,002,587
Unsecured Debt	3,750,469

IV. Debt service test	> 1.5x	3.8x
Consolidated EBITDA	875,276
Annual Debt Service Charge	230,761

Definitions for unsecured notes covenants:

Debt:	Debt means, with respect to any person, any:
• indebtedness of such person in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments,
• indebtedness secured by any Lien on any property or asset owned by such person, but only to the extent of the lesser of (a) the amount of indebtedness so secured and (b) the fair market value (determined in good faith by the Operating Partnership) of the property subject to such Lien,
• reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable, or
• any lease of property by such person as lessee which is required to be reflected on such person’s balance sheet as a capitalized lease in accordance with GAAP;
in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as liabilities on such person’s balance sheet in accordance with GAAP; provided, however, that the term “Debt” will (1) include, to the extent not otherwise included, any non-contingent obligation of such person to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Debt of the types referred to above of another person, other than obligations to be liable for the Debt of another person solely as a result of non-recourse carveouts (it being understood that Debt shall be deemed to be incurred by such person whenever such person shall create, assume, guarantee or otherwise become liable in respect thereof) and (2) exclude any such indebtedness (or obligation referenced in clause (1) above)
that has been the subject of an “in substance” defeasance in accordance with GAAP and Intercompany Indebtedness that is subordinate in right of payment to the notes (or an obligation to be liable for, or to pay, Intercompany Indebtedness that is subordinate in right of payment to the notes).

Total Assets:	The sum of, without duplication: (i) Undepreciated Real Estate Assets and (ii) all other assets (excluding accounts receivable and non-real estate intangibles)
of Brixmor OP and its Subsidiaries, all determined on a consolidated basis in accordance with GAAP.

Total Unencumbered Assets:	The sum of, without duplication: (i) those Undepreciated Real Estate Assets which are not subject to a Lien securing Debt; and (ii) all other assets (excluding accounts receivable and non-real estate intangibles) of us and our Subsidiaries not subject to a Lien securing Debt, all determined on a consolidated basis in accordance with GAAP; provided, however, that, in determining Total Unencumbered Assets as a percentage of outstanding Unsecured Debt for purposes of the covenant set forth above in “Certain Covenants—Maintenance of Total Unencumbered Assets,” all investments in unconsolidated limited partnerships, unconsolidated limited liability companies and other unconsolidated entities shall be excluded from Total Unencumbered Assets.

Unsecured Debt:	Debt of Brixmor OP or any of its Subsidiaries which is not secured by a Lien on any property or assets of Brixmor OP or any of its Subsidiaries.

Consolidated EBITDA:	For any period means Consolidated Net Income of Brixmor OP and its Subsidiaries for such period, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense on Debt; (ii) provision for taxes based on income; (iii) amortization of debt discount, premium and deferred financing costs; (iv) the income or expense attributable to transactions involving derivative instruments that do not qualify for hedge accounting in accordance with GAAP; (v) impairment losses and gains on sales or other dispositions of properties and other investments;
(vi) depreciation and amortization; (vii) net amount of extraordinary items or non-recurring items, as may be determined by us in good faith;
(viii) amortization of deferred charges; (ix) gains or losses on early extinguishment of debt; and (x) noncontrolling interests; all determined on a consolidated basis in accordance with GAAP.

Annual Debt Service Charge:	For any period, the interest expense of Brixmor OP and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

Note: For full detailed descriptions of the OP Unsecured Notes Covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the
Securities and Exchange Commission on January 15, 2015 and August 3, 2015 and the notes and indenture incorporated therein by reference.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 18

UNSECURED CREDIT FACILITY COVENANT DISCLOSURE
Unaudited, dollars in thousands

	Covenants	As of 3/31/16

I. Leverage ratio	< 60%	43.8%
Total Outstanding Indebtedness		5,999,342
Balance Sheet Cash		152,928
Total Asset Value		13,347,204

II. Secured leverage ratio	< 40%	15.5%
Total Secured Indebtedness		2,224,889
Balance Sheet Cash		152,928
Total Asset Value		13,347,204

III. Unsecured leverage ratio	< 60%	44.5%
Total Unsecured Indebtedness		3,774,453
Unrestricted Cash		108,717
Unencumbered Asset Value		8,243,766

IV. Fixed charge coverage ratio	> 1.5x	3.5	x
Total Net Operating Income		931,217
Capital Expenditure Reserve		13,043
Fixed Charges		261,752

Definitions for line of credit covenants:

Total Outstanding Indebtedness:
Total Indebtedness including capital leases, financing liabilities, redeemable non-controlling interests, letters of credit, guarantee obligations, and the Company's applicable share of joint venture Indebtedness.

Balance Sheet Cash:	Cash and cash equivalents, Restricted cash, and certain Marketable securities.

Total Asset Value:
An amount equal to the sum of the following for the Company and the Company's applicable share of its joint ventures: (i) Net Operating Income from Stabilized Projects for the most recent six months annualized divided by 7.00%, (ii) the amount of Management Fees received by the Company for the most recent six months annualized divided by 7.00%, (iii) Acquisition Assets valued at the higher of their capitalization value (Net Operating Income for the most recent six months annualized divided by 7.00%) or acquisition cost, (iv) undepreciated Book Value of Land, (v) undepreciated Book Value of Assets Under Development, (vi) undepreciated Book Value of Non-Stabilized Projects, (vii) value of Mezzanine Debt Investments, (viii) value of all First Mortgage Receivables. The aggregate contributions to Total Asset Value from items (v), (vi), and (vii) above shall not exceed 35% of Total Asset Value.

Total Secured Indebtedness:	All indebtedness that is secured by a lien on any asset.
Total Unsecured Indebtedness:	All Indebtedness that is not Secured Indebtedness.

Unrestricted Cash:	Cash and cash equivalents, and certain marketable securities but excluding restricted cash.

Unencumbered Asset Value:	Total Asset Value from Unencumbered Assets.

Unencumbered Assets:
Any acquisition asset, land, operating property and any asset under development located in the Unites States which, as of any date of determination is not subject to any liens, claims, or restrictions on transferability or assignability of any kind other than (i) permitted encumbrances or liens in favor of the administrative agent and (ii) customary restrictions on transferability that result in a change of control or that trigger a right of first offer or right of first refusal.

Total Net Operating Income:
For the Company and the Company's applicable share of its joint ventures, as determined in accordance with GAAP, an amount equal to (i) the aggregate rental income and other revenues from the operation of all real estate assets, including from straight-lined rent and amortization of above- and below-market leases minus (ii) all expenses and other charges incurred in connection with the operation of such real estate assets but excluding the payment of or provision for debt service charges, income taxes, capital expenses, depreciation, amortization and other non-cash expenses.

Fixed Charges:
For any period, the sum of (i) total interest expense, (ii) all scheduled principal payments due on account of total outstanding indebtedness (excluding balloon payments) and (iii) all dividends payable on account of preferred stock or preferred operating partnership units of the borrower or any other person in the consolidated group.

Capital Expenditure Reserve:	For any Operating Property, an amount equal to (i) $0.15 multiplied by (ii) the number of square feet of such Operating Property.

Note: For full detailed descriptions of the Credit Facility Covenant calculations and definitions of capitalized terms please refer to the Revolving Credit and Term Loan Agreement, dated as of July 16, 2013 filed as Exhibit 10.6 to Amendment No. 1 to Form S-11, filed with the Securities and Exchange Commission on August 23, 2013.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 19

TRANSACTION SUMMARY

Supplemental Disclosure Three Months Ended March 31, 2016

ACQUISITIONS
Dollars in thousands

Property Name	Property Type (1)	MSA	Purchase Date	Purchase Amount	GLA / Acres	Percent Leased	ABR/ SF	Major Tenants

Three Months Ended March 31, 2016
Land adjacent to Western Village	L	Cincinnati, OH-KY-IN	1/15/16	$50	0.13 acres	—	—	—
Outparcel at Dickson City Crossings	O	Scranton--Wilkes-Barre--Hazleton, PA	1/15/16	1,020	1.8 acres	—	—	—
Land at Keith Bridge Commons	L	Atlanta-Sandy Springs-Roswell, GA	1/29/16	100	0.32 acres	—	—	—
				$1,170	2.25 acres

		TOTAL - THREE MONTHS ENDED 3/31/16		$1,170	2.25 acres

(1) O - Outparcel, L - Land.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 21

DISPOSITIONS
Dollars in thousands

There were no dispositions during the three months ended March 31, 2016.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 22

PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended March 31, 2016

Joint venture, Montecito Marketplace is included at 100%

PORTFOLIO OVERVIEW
Dollars in thousands, except ABR per square foot

		As of:
		3/31/16	12/31/15	9/30/15	6/30/15	3/31/15

Number of properties		518	518	519	519	520
GLA		86,669,873	86,615,572	86,696,827	86,602,682	86,547,975
Percent leased		92.4%	92.6%	92.6%	92.5%	92.4%
TOTAL ≥ 10,000 SF		95.9%	96.2%	96.2%	96.2%	96.3%
TOTAL < 10,000 SF		83.9%	84.3%	84.0%	83.6%	83.2%
Percent billed		90.4%	91.0%	90.9%	90.3%	90.3%
ABR		$951,163	$945,667	$939,293	$929,957	$919,518
ABR/SF		$12.85	$12.76	$12.68	$12.31	$12.19
Percent grocery anchored		72%	72%	72%	71%	70%
Percent community shopping centers		63%	63%	63%	63%	63%
Percent neighborhood shopping centers		37%	37%	37%	37%	37%

PORTFOLIO BY UNIT SIZE AS OF 3/31/16
	Number of Units	GLA	Percent Leased	Percent Billed	Percent of Vacant GLA	ABR	ABR/SF
≥ 35,000 SF	580	36,029,641	97.8%	96.8%	12.0%	$277,345	$9.18
20,000 – 34,999 SF	559	14,697,003	95.5%	91.9%	10.0%	136,270	9.81
10,000 - 19,999 SF	753	10,252,946	90.0%	87.6%	15.5%	114,177	12.69
5,000 - 9,999 SF	1,376	9,471,598	85.7%	83.4%	20.5%	125,916	16.14
< 5,000 SF	8,474	16,218,685	82.9%	80.4%	41.9%	297,455	22.70
TOTAL	11,742	86,669,873	92.4%	90.4%	100.0%	$951,163	$12.85

TOTAL ≥ 10,000 SF	1,892	60,979,590	95.9%	94.1%	37.6%	$527,792	$9.94
TOTAL < 10,000 SF	9,850	25,690,283	83.9%	81.5%	62.4%	423,371	20.25

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 24

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands
	Retailer	Owned Leases	GLA	Percent of Portfolio GLA	ABR	Percent of Portfolio ABR

1	The Kroger Co. (1)	70	4,560,695	5.3%	$31,656	3.3%
2	The TJX Companies, Inc. (2)	93	2,892,324	3.3%	30,161	3.2%
3	Dollar Tree Stores, Inc. (3)	168	1,867,305	2.2%	18,595	2.0%
4	Wal-Mart Stores, Inc. (4)	29	3,548,000	4.1%	16,910	1.8%
5	Publix Super Markets, Inc.	39	1,802,591	2.1%	16,680	1.8%
6	Ahold USA, Inc. (5)	21	1,271,725	1.5%	14,013	1.5%
7	Albertsons Companies, Inc. (6)	22	1,225,287	1.4%	12,951	1.4%
8	Burlington Stores, Inc.	19	1,405,122	1.6%	10,776	1.1%
9	Bed Bath & Beyond Inc. (7)	31	761,216	0.9%	9,553	1.0%
10	PetSmart, Inc.	30	652,714	0.8%	9,345	1.0%
	TOP 10 RETAILERS	522	19,986,979	23.2%	170,640	18.1%

11	Ross Stores, Inc. (8)	30	844,474	1.0%	9,158	1.0%
12	Best Buy Co., Inc.	16	660,392	0.8%	8,967	0.9%
13	Sears Holdings Corporation (9)	22	2,032,811	2.3%	8,686	0.9%
14	Big Lots, Inc.	44	1,417,743	1.6%	8,678	0.9%
15	Office Depot, Inc. (10)	35	787,551	0.9%	8,579	0.9%
16	Kohl's Corporation	12	1,002,715	1.2%	7,335	0.8%
17	PETCO Animal Supplies, Inc. (11)	35	465,435	0.5%	7,292	0.8%
18	Party City Corporation	36	505,174	0.6%	7,261	0.8%
19	Staples, Inc.	29	612,831	0.7%	7,201	0.8%
20	DICK'S Sporting Goods, Inc. (12)	13	542,121	0.6%	7,048	0.7%
	TOP 20 RETAILERS	794	28,858,226	33.4%	250,845	26.6%

21	L.A. Fitness International, LLC	10	426,988	0.5%	6,388	0.7%
22	Ascena Retail Group, Inc. (13)	55	334,901	0.4%	6,320	0.7%
23	Hobby Lobby Stores, Inc.	16	978,619	1.1%	6,296	0.7%
24	Mattress Firm, Inc. (14)	50	287,387	0.3%	6,336	0.7%
25	The Home Depot, Inc.	8	799,388	0.9%	5,755	0.6%
26	Southeastern Grocers (15)	16	744,871	0.9%	5,725	0.6%
27	Michaels Stores, Inc.	24	529,205	0.6%	5,623	0.6%
28	Giant Eagle, Inc.	7	555,560	0.6%	5,591	0.6%
29	H.E. Butt Grocery Company (16)	7	419,204	0.5%	5,262	0.6%
30	Walgreen Co.	20	289,244	0.3%	4,810	0.5%
31	CVS Health	22	296,888	0.3%	4,574	0.5%
32	Barnes & Noble, Inc.	11	248,673	0.3%	4,235	0.4%
33	Gap, Inc. (17)	16	257,085	0.3%	4,211	0.4%
34	Beall's, Inc. (18)	26	592,716	0.7%	4,209	0.4%
35	Sally Beauty Holdings, Inc.	116	194,975	0.2%	4,162	0.4%
36	Payless ShoeSource	67	206,247	0.2%	4,148	0.4%
37	Jo-Ann Stores, Inc.	22	422,528	0.5%	4,119	0.4%
38	Wakefern Food Corporation (19)	7	354,575	0.4%	4,064	0.4%
39	Toys"R"Us, Inc. (20)	11	410,868	0.5%	3,918	0.4%
40	ULTA Beauty	17	194,478	0.2%	3,914	0.4%
	TOTAL TOP 40 RETAILERS	1,322	37,402,626	43.1%	$350,505	37.0%

Includes development properties.
(1) Includes Kroger (55), Harris Teeter (3), King Soopers (3), Ralphs (2), Smith's (2),		(7) Includes Bed Bath & Beyond (17), Harmon Face Values (6), Christmas Tree				(15) Includes Winn-Dixie (9), BI-LO (4) and Harveys (3).
Pick ' N Save (2), Dillons (1), Food 4 Less (1) and Pay Less (1).		Shops (4), Cost Plus World Market (2) and buybuy BABY (2).				(16) Includes H-E-B (6) and Central Market (1).
(2) Includes T.J. Maxx (48), Marshalls (36), HomeGoods (9) and Sierra Trading Post (1).		(8) Includes Ross Dress for Less (29) and dd's Discounts (1).				(17) Includes Old Navy (12), GAP Factory (2), GAP (1) and Banana
(3) Includes Dollar Tree (130), Family Dollar (36), Deals (1) and Dollar Stop (1).		(9) Includes Kmart (19), Sears (2) and Sears Outlet (1).				Republic Factory (1).
(4) Includes Supercenters (14), Discount Stores (9), Walmart Neighborhood		(10) Includes Office Depot (19) and OfficeMax (16).				(18) Includes Beall's Outlet (13), Burke's Outlet (9), Burke's (2),
Market (5) and Sam's Club (1).		(11) Includes PETCO (34) and Unleashed (1).				and Beall's Department Store (2).
(5) Includes Giant Food (9), Super Stop & Shop (7), Martin's Food Markets (2),		(12) Includes DICK'S Sporting Goods (10) and Golf Galaxy (3).				(19) Includes ShopRite (4) and PriceRite (3).
ShopRite (1), Stop & Shop (1) and Tops (1).		(13) Includes dressbarn (22), Catherines (11), Lane Bryant (8), Justice (7),				(20) Includes Babies"R"Us (7) and Toys"R"Us (4).
(6) Includes Vons (4), Albertsons (4), Acme (3), Randalls (3), Tom Thumb (2),		maurices (6) and Ann Taylor (1).
Dominick's (2), Shaw's (2), Jewel-Osco (1) and $.99 Only Store (1).		(14) Sleepy's (27) and Mattress Firm (23).

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 25

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands except per square foot amounts
					Tenant Improvements PSF (1)	Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR/SF				Leases	GLA	New ABR/SF	Old ABR/SF	Rent Growth (2)
TOTAL - ALL LEASES
Three months ended 3/31/16	497	3,571,385	$47,677	$13.35	$5.24	$0.65	5.9	396	3,125,180	$13.17	$11.88	10.9%
Three months ended 12/31/15	554	3,882,618	47,801	12.31	6.98	0.65	5.4	457	3,523,206	12.08	10.52	14.8%
Three months ended 9/30/15	474	3,333,715	42,937	12.88	5.82	0.76	6.0	401	3,037,387	12.49	10.84	15.2%
Three months ended 6/30/15	505	3,355,591	41,924	12.49	5.05	0.93	5.5	389	2,995,769	12.12	10.44	16.1%
TOTAL - TTM	2,030	14,143,309	$180,339	$12.75	$5.81	$0.74	5.7	1,643	12,681,542	$12.46	$10.91	14.2%

NEW LEASES
Three months ended 3/31/16	169	852,315	$12,687	$14.88	$21.46	$2.58	9.2	68	406,110	$15.22	$11.28	34.9%
Three months ended 12/31/15	163	759,377	12,054	15.87	25.44	3.27	8.5	66	399,965	17.03	13.11	29.9%
Three months ended 9/30/15	126	600,829	9,821	16.35	24.71	4.14	8.5	53	304,501	15.81	10.61	49.0%
Three months ended 6/30/15	206	856,542	13,614	15.89	18.54	3.59	7.4	90	496,720	16.08	10.69	50.4%
TOTAL - TTM	664	3,069,063	$48,176	$15.70	$22.27	$3.34	8.4	277	1,607,296	$16.05	$11.43	40.4%

	RENEWAL & OPTION LEASES
Three months ended 3/31/16	328	2,719,070	$34,991	$12.87	$0.16	$0.05	4.8	328	2,719,070	$12.87	$11.97	7.5%
Three months ended 12/31/15	391	3,123,241	35,747	11.45	2.49	0.02	4.7	391	3,123,241	11.45	10.19	12.4%
Three months ended 9/30/15	348	2,732,886	33,116	12.12	1.67	0.02	5.4	348	2,732,886	12.12	10.87	11.5%
Three months ended 6/30/15	299	2,499,049	28,310	11.33	0.42	0.02	4.9	299	2,499,049	11.33	10.39	9.1%
TOTAL - TTM	1,366	11,074,246	$132,163	$11.93	$1.25	$0.03	4.9	1,366	11,074,246	$11.93	$10.84	10.1%

RENT GROWTH BY TENANT SIZE								LEASES BY ANCHOR AND SMALL SHOP - THREE MONTHS ENDED 3/31/16
	Three Months Ended								% of Leases	% of GLA	% of ABR	New ABR/SF
TOTAL - ALL LEASES	3/31/16	12/31/15	9/30/15	6/30/15				Anchor Leases (≥ 10,000 SF)
≥ 35,000 SF	5.9%	12.7%	15.5%	22.9%				Total - All leases	15%	68%	51%	$9.89
20,000 – 34,999 SF	11.7%	8.5%	17.0%	4.2%				New leases	11%	53%	41%	11.40
10,000 - 19,999 SF	14.6%	17.9%	13.0%	20.8%				Renewal leases	17%	73%	54%	9.55
5,000 - 9,999 SF	15.8%	16.5%	13.1%	14.8%
< 5,000 SF	12.3%	16.5%	15.2%	16.8%				Small Shop Leases (< 10,000 SF)
TOTAL	10.9%	14.8%	15.2%	16.1%				Total - All leases	85%	32%	49%	$20.77
TOTAL ≥ 10,000 SF	8.9%	13.2%	15.7%	15.8%				New leases	89%	47%	59%	18.89
TOTAL < 10,000 SF	13.2%	16.5%	14.6%	16.3%				Renewal leases	83%	27%	46%	21.79

Includes development properties.
(1) Excludes Landlord Costs.
(2) Cash.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 26

NEW LEASE NET EFFECTIVE RENT

	Twelve Months Ended	Three Months Ended
	3/31/16	3/31/16	12/31/15	9/30/15	6/30/15
NEW LEASES
Weighted average over lease term:
Base rent	$16.71	$15.63	$17.24	$17.42	$16.84
TI/TA allowance	(2.58)	(2.39)	(2.90)	(2.83)	(2.33)
Landlord work	(0.25)	(0.20)	(0.26)	(0.26)	(0.28)
Third party leasing commissions	(0.39)	(0.30)	(0.38)	(0.46)	(0.43)
Rent concessions	—	—	—	—	—
EQUIVALENT NET EFFECTIVE RENT	$13.49	$12.74	$13.70	$13.87	$13.80
Net effective rent / base rent	81%	82%	79%	80%	82%
Weighted average term (years)	8.4	9.2	8.5	8.5	7.4

PERCENT OF TOTAL EQUIVALENT NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	36%	38%	39%	36%	31%
< 10,000 SF	64%	62%	61%	64%	69%

Includes development properties.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 27

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name		MSA			Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
1	Glendale Galleria		Phoenix-Mesa-Scottsdale, AZ			Remerchandise former Smashing Buys with a 37K SF LA Fitness
2	Gateway Plaza		Los Angeles-Long Beach-Anaheim, CA			Remerchandise former CVS with a 15K SF Party City
3	Ocean View Plaza		Los Angeles-Long Beach-Anaheim, CA			Remerchandise former Fitness Elite for Women with a 18K SF Crunch Fitness
4	Lompoc Center		Santa Maria-Santa Barbara, CA			Remerchandise and expansion of former Pier One with a 16K SF Harbor Freight Tools
5	Superior Marketplace		Boulder, CO			Reconfigure anchor vacancy with a 19K SF Party City and a 11K SF ULTA
6	Regency Park Shopping Center		Jacksonville, FL			Remerchandise anchor vacancy with a 40K SF Ollie's Bargain Outlet
7	Park Shore Plaza (Phase 1)		Naples-Immokalee-Marco Island, FL			Remerchandise former Kmart with a 60K SF Burlington Stores, a 19K SF Party City and an additional 16K SF junior anchor and a 5K SF small shop space
8	Park Shore Plaza (Phase 2)		Naples-Immokalee-Marco Island, FL			Remerchandise former YouFit health club with a 27K SF Saks OFF Fifth
9	Pointe Orlando		Orlando-Kissimmee-Sanford, FL			Remerchandise ten small shop spaces with a 48K SF Main Event
10	Seminole Plaza		Tampa-St. Petersburg-Clearwater, FL			Remerchandise and expand former Deals with a 21K SF Bealls Outlet
11	Wilmington Island		Savannah, GA			Reconfigure junior anchor and small shop space to accommodate expansion of existing Kroger to 75K SF prototype store and addition of Kroger fuel center
12	Jeffersontown Commons		Louisville/Jefferson County, KY-IN			Remerchandise former daycare and adjacent anchor vacancy with a 31K SF Savers
13	Stony Brook I & II		Louisville/Jefferson County, KY-IN			Reconfigure approximately 15K of small shop space to accommodate expansion of existing Kroger to 116K SF Kroger Marketplace
14	Points West Plaza		Boston-Cambridge-Newton, MA-NH			Combination of two adjacent small shop vacancies for a 15K SF Citi Trends and remerchandise former Pay/Half with an 11K SF L&M Bargain
15	Maple Village		Ann Arbor, MI			Remerchandise former Kmart with a 34K SF Stein Mart, a 22K SF Sierra Trading Post, a 20K SF HomeGoods and a 21K SF junior anchor
16	Marketplace @ 42		Minneapolis-St. Paul-Bloomington, MN-WI			Remerchandise former Rainbow Foods with a 32K SF Fresh Thyme Farmers Market and a 21K SF Marshalls
17	Clocktower Place		St. Louis, MO-IL			Relocation and rightsize of existing regional furniture store to 30K SF in former Office Depot and replace with a 16K SF K&G Fashion Superstore
18	County Line Plaza		Jackson, MS			Remerchandise and expansion of former Office Depot with a 50K SF Burlington Stores and a 25K SF Burke's Outlet
19	Willow Springs Plaza		Manchester-Nashua, NH			Remerchandise former Namco Pools with a 33K SF New Hampshire Liquor and Wine Outlet
20	College Plaza		New York-Newark-Jersey City, NY-NJ-PA			Remerchandise former Rite Aid with an 18K SF A.C. Moore
21	Highridge Plaza		New York-Newark-Jersey City, NY-NJ-PA			Remerchandise former A&P with a 42K SF H-Mart grocer
22	Erie Canal Centre		Syracuse, NY			Remerchandise former Kmart with a 50K SF Dick's Sporting Goods, an additional 34K SF junior anchor and a 6K SF outparcel
23	Island Plaza		Charleston-North Charleston, SC			Relocation and expansion of existing Tuesday Morning to 27K SF and remerchandise former Tuesday Morning with an 6K SF small shop space
24	The Commons at Wolfcreek		Memphis, TN-MS-AR			Remerchandise former OfficeMax with a 15K SF DSW and a 9K SF Five Below
25	Five Points		Corpus Christi, TX			Reconfigure anchor vacancy with a 17K SF Harbor Freight Tools and 7K SF of small shop space
26	Bardin Place Center		Dallas-Fort Worth-Arlington, TX			Reconfigure former Sports Authority and adjacent small shop space with an 86K SF WinCo Foods
27	Preston Ridge		Dallas-Fort Worth-Arlington, TX			Remerchandise former Gatti-Town Pizza with a 29K SF Saks OFF Fifth

		Number of Projects	Expected Total Project Costs	Costs to Date	Expected NOI Yield
	Total In Process	27	$111,863	$40,419	11.1%

COMPLETED ANCHOR SPACE REPOSITIONINGS - THREE MONTHS ENDED 3/31/16
1	California Oaks Center		Riverside-San Bernardino-Ontario, CA			Remerchandise former Ralphs with a 19K SF Barons Market
2	Arapahoe Crossings		Denver-Aurora-Lakewood, CO			Remerchandise former Marshalls and former OfficeMax with a 31K SF Stein Mart and a 24K SF buybuy BABY
3	Rivercrest Shopping Center		Chicago-Naperville-Elgin, IL-IN-WI			Addition of a 9K SF Five Below in former Kmart, in conjuntion with previous remerchandising with Ross Dress for Less and Party City
4	Tinley Park Plaza		Chicago-Naperville-Elgin, IL-IN-WI			Remerchandise former Staples with a 23K SF Planet Fitness
5	Westlane Shopping Center		Indianapolis-Carmel-Anderson, IN			Remerchandise former Marsh Supermarket with a 17K SF Save-A-Lot and a 12K SF Citi Trends
6	Delta Center		Lansing-East Lansing, MI			Remerchandise former Party City with expansion of existing Men's Wearhouse to a new 10K SF DXL Destination XL
7	McMullen Creek Market		Charlotte-Concord-Gastonia, NC-SC			Reconfigure 25K SF Staples and adjacent vacant junior anchor with a 45K SF Walmart Neighborhood Market and relocate existing 6K SF Lebo's Footwear to enable rightsizing of Staples to 13K SF
8	Crown Point		Columbus, OH			Remerchandise former Lombard's Furniture and adjacent small shop vacancy with a 21K SF Planet Fitness
9	Preston Park		Dallas-Fort Worth-Arlington, TX			Remerchandise former Minyard Sun Fresh Market with a 53K SF Kroger
10	Webb Royal Plaza		Dallas-Fort Worth-Arlington, TX			Remerchandise former grocer with a 35K SF El Rio Grande Latin Market

		Number of Projects	Total Costs	Expected NOI Yield
	Total Completed	10	$14,420	10.1%

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 28

REDEVELOPMENT & OUTPARCEL DEVELOPMENT SUMMARY
Dollars in thousands

REDEVELOPMENTS:
					Construction		Expected
				Percent	Stabilization	Percent	Total	Costs	Expected
	Property Name	MSA	Project Description	Leased	Quarter	Complete	Project Cost	to Date	NOI Yield
IN PROCESS REDEVELOPMENTS

1	Bay Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment of existing Publix with a 54K SF prototype with drive-thru pharmacy, as well as property improvements including the addition of seating areas, façade renovations and LED initiatives	87.6%	Dec-16	7%	$7,166	$471	9.5%

OUTPARCEL DEVELOPMENTS:
					Construction		Expected
				Percent	Stabilization	Percent	Total	Costs	Expected
	Property Name	MSA	Project Description	Leased	Quarter	Complete	Project Cost	to Date	NOI Yield
IN PROCESS OUTPARCEL DEVELOPMENTS

1	Puente Hills Town Center	Los Angeles-Long Beach-Anaheim, CA	Reconfigure former freestanding Barnes & Noble with a 3K SF Habit Burger Grill, a 3K SF Pacific Fish Grill and two additional small shop retailers	99.0%	Jun-16	67%	$2,561	$1,715	11.1%
2	Mira Mesa Mall	San Diego-Carlsbad, CA	Construction of a 3K SF Habit Burger Grill outparcel	96.6%	Jun-16	17%	1,038	172	20.7%
3	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL	Construction of a 3K SF Visionworks and 3K SF for two additional small shop retailers outparcel	97.4%	Dec-16	29%	2,323	681	10.3%
4	Century Plaza Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Construction of a 13K SF CVS drive-thru pharmacy outparcel	94.4%	Dec-16	16%	3,831	612	11.8%
5	Warren Plaza	Dubuque, IA	Construction of a 5K SF Chick-fil-A outparcel	93.4%	Dec-16	92%	65	60	39.1%
6	Galleria Commons	Las Vegas-Henderson-Paradise, NV	Construction of a 3K SF Corner Bakery Café outparcel	100.0%	Dec-16	15%	701	103	19.5%
7	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfigure 8K SF space with a 3K SF Blaze Pizza, a 3K SF Noodles & Company and 2K SF of additional retail space	73.4%	Sep-16	76%	2,909	2,212	12.6%
8	Florence Plaza - Florence Square	Cincinnati, OH-KY-IN	Construction of a 4K SF First Watch daytime-only restaurant outparcel	97.6%	Dec-16	74%	2,041	1,518	12.0%
9	Pilgrim Gardens	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 2K SF Moe's Southwest Grill outparcel	97.1%	Dec-16	21%	379	79	25.5%
10	The Commons at Wolfcreek	Memphis, TN-MS-AR	Construction of a 5K SF AT&T and 6K SF for three additional small shop retailers outparcel	92.8%	Dec-16	29%	2,812	803	12.7%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$18,660	$7,955	12.9%

					Construction
				Percent	Stabilization			Total	Expected
	Property Name	MSA	Project Description	Leased	Quarter			Costs	NOI Yield
COMPLETED OUTPARCEL DEVELOPMENTS - THREE MONTHS ENDED 3/31/16

1	Arbor - Broadway Faire	Fresno, CA	Reconfigure former outparcel building for a 6K SF Buffalo Wild Wings	98.3%	Mar-16			$250	68.0%
2	Westgate	Dublin, GA	Construction of a 2K SF Dunkin' Donuts / Baskin-Robbins outparcel	94.0%	Mar-16			326	16.4%
3	Wadsworth Crossings	Cleveland-Elyria, OH	Construction of a 4K SF Mattress Firm outparcel	94.0%	Mar-16			1,664	11.5%
4	Wynnewood Village	Dallas-Fort Worth-Arlington, TX	Construction of a 3K SF Popeyes Louisiana Kitchen outparcel	87.0%	Mar-16			553	15.8%
	TOTAL COMPLETED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE							$2,793	18.0%

NEW DEVELOPMENTS:
					Construction		Expected
				Percent	Stabilization	Percent	Total	Costs	Expected
	Property Name	MSA	Project Description	Leased	Quarter	Complete	Project Cost	to Date	NOI Yield
IN PROCESS NEW DEVELOPMENTS

1	The Shops at Riverhead	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 42K SF Marshalls / HomeGoods combo store and additional junior anchor spaces adjacent to an existing non-owned Costco	—	Dec-17	20%	$19,229	$3,845	11.1%

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 29

LEASE EXPIRATION SCHEDULE

	TOTAL PORTFOLIO					SPACES > 10,000 SF					SPACES < 10,000 SF
	Number of		Percent of		Percent	Number of		Percent of		Percent	Number of		Percent of		Percent
	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR
ASSUMES NO EXERCISE OF RENEWAL OPTIONS AND NO BASE RENT ESCALATIONS OVER LEASE TERM
Month to Month	652	1,629,162	2.0%	$14.18	2.4%	28	513,984	0.9%	$9.75	0.9%	624	1,115,178	5.2%	$16.23	4.3%
2016	1,055	4,995,053	6.2%	12.41	6.5%	92	3,035,241	5.2%	8.34	4.8%	963	1,959,812	9.1%	18.72	8.7%
2017	1,783	10,710,351	13.4%	11.88	13.4%	229	7,077,031	12.1%	8.14	10.9%	1,554	3,633,320	16.8%	19.17	16.5%
2018	1,618	10,096,778	12.6%	12.55	13.3%	217	6,612,121	11.3%	9.06	11.3%	1,401	3,484,657	16.2%	19.18	15.8%
2019	1,372	10,468,216	13.1%	11.69	12.9%	219	7,338,523	12.5%	8.60	12.0%	1,153	3,129,693	14.5%	18.93	14.0%
2020	1,238	11,022,670	13.8%	11.30	13.1%	242	8,397,265	14.4%	8.52	13.6%	996	2,625,405	12.2%	20.18	12.5%
2021	742	8,037,385	10.0%	11.19	9.5%	185	6,279,899	10.7%	8.95	10.7%	557	1,757,486	8.2%	19.20	8.0%
2022	315	4,219,895	5.3%	11.24	5.0%	100	3,457,668	5.9%	9.01	5.9%	215	762,227	3.5%	21.38	3.8%
2023	289	3,778,028	4.7%	10.27	4.1%	96	3,047,634	5.2%	8.09	4.7%	193	730,394	3.4%	19.39	3.3%
2024	306	3,419,779	4.3%	12.69	4.6%	94	2,683,566	4.6%	10.22	5.2%	212	736,213	3.4%	21.66	3.8%
2025+	738	11,684,403	14.6%	12.46	15.3%	271	10,054,857	17.2%	10.53	20.1%	467	1,629,546	7.6%	24.40	9.4%

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS AND ANY BASE RENT ESCALATIONS OVER LEASE TERM (1)
Month to Month	652	1,629,162	2.0%	$14.18	1.9%	28	513,984	0.9%	$9.75	0.7%	624	1,115,178	5.2%	$16.23	3.8%
2016	790	2,073,254	2.6%	15.61	2.6%	34	702,315	1.2%	8.48	0.8%	756	1,370,939	6.4%	19.27	5.6%
2017	1,188	3,773,018	4.7%	14.37	4.4%	59	1,396,917	2.4%	7.39	1.4%	1,129	2,376,101	11.0%	18.47	9.3%
2018	972	2,879,753	3.6%	15.97	3.7%	50	1,001,686	1.7%	9.76	1.3%	922	1,878,067	8.7%	19.29	7.7%
2019	793	2,884,011	3.6%	14.78	3.5%	47	1,119,905	1.9%	8.55	1.3%	746	1,764,106	8.2%	18.74	7.0%
2020	746	2,954,940	3.7%	15.09	3.6%	48	1,329,717	2.3%	8.80	1.5%	698	1,625,223	7.5%	20.25	7.0%
2021	521	2,007,837	2.5%	16.31	2.7%	36	719,014	1.2%	11.05	1.0%	485	1,288,823	6.0%	19.24	5.2%
2022	404	1,858,136	2.3%	16.74	2.5%	41	836,581	1.4%	10.19	1.1%	363	1,021,555	4.7%	22.10	4.8%
2023	443	2,350,995	2.9%	15.34	2.9%	51	1,149,758	2.0%	9.50	1.4%	392	1,201,237	5.6%	20.92	5.3%
2024	415	2,560,906	3.2%	13.65	2.8%	52	1,539,812	2.6%	8.24	1.7%	363	1,021,094	4.7%	21.80	4.7%
2025+	3,184	55,089,708	68.8%	15.47	69.3%	1,327	48,188,100	82.4%	13.79	87.8%	1,857	6,901,608	32.0%	27.16	39.6%

LEASE RETENTION RATE
			By Count	By GLA
Twelve Months Ended 3/31/16			80.0%	84.6%

(1) ABR for leases whose future option rent is based on fair market value or CPI is reported as the ABR for the last year of the current lease term.
ABR/SF includes the GLA of lessee owned leasehold improvements.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 30

PROPERTIES BY LARGEST US MSAs
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2014 Population	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	30	3,631,166	90.2%	87.1%	$63,082	$20.28	5.8%	4.2%	6.6%
2	Los Angeles-Long Beach-Anaheim, CA	9	1,685,034	98.5%	96.6%	28,978	19.22	1.7%	1.9%	3.0%
3	Chicago-Naperville-Elgin, IL-IN-WI	16	4,015,509	91.1%	89.7%	45,005	13.55	3.1%	4.6%	4.7%
4	Dallas-Fort Worth-Arlington, TX	16	3,076,310	92.2%	90.3%	42,130	15.11	3.1%	3.5%	4.4%
5	Houston-The Woodlands-Sugar Land, TX	37	4,625,985	92.2%	90.6%	47,701	11.64	7.1%	5.3%	5.0%
6	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	28	4,308,149	93.3%	92.7%	55,543	15.53	5.4%	5.0%	5.8%
7	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	97.9%	97.9%	4,839	10.96	0.6%	0.6%	0.6%
8	Miami-Fort Lauderdale-West Palm Beach, FL	10	1,685,116	89.2%	86.4%	20,259	14.05	1.9%	1.9%	2.1%
9	Atlanta-Sandy Springs-Roswell, GA	25	3,663,048	92.5%	90.7%	35,947	10.92	4.8%	4.2%	3.8%
10	Boston-Cambridge-Newton, MA-NH	6	719,443	89.2%	86.1%	7,960	12.71	1.1%	0.8%	0.8%
	Top 10 Largest US MSAs by Population	180	27,861,020	92.2%	90.4%	351,444	14.52	34.6%	32.0%	36.8%

11	San Francisco-Oakland-Hayward, CA	2	476,983	96.2%	96.1%	9,347	25.75	0.4%	0.6%	1.0%
12	Phoenix-Mesa-Scottsdale, AZ	1	119,525	71.9%	34.3%	1,064	12.39	0.2%	0.1%	0.1%
13	Riverside-San Bernardino-Ontario, CA	4	537,795	92.9%	91.9%	6,693	13.49	0.7%	0.7%	0.7%
14	Detroit-Warren-Dearborn, MI	9	1,599,995	92.9%	91.7%	17,058	12.37	1.7%	1.8%	1.8%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,179,614	93.3%	85.0%	13,472	13.02	1.5%	1.4%	1.4%
17	San Diego-Carlsbad, CA	2	507,514	97.3%	96.7%	9,125	19.09	0.4%	0.6%	1.0%
18	Tampa-St. Petersburg-Clearwater, FL	15	2,396,503	94.2%	92.2%	27,438	13.17	2.8%	2.8%	2.9%
19	St. Louis, MO-IL	4	658,111	90.7%	84.2%	5,455	9.18	0.7%	0.8%	0.6%
20	Baltimore-Columbia-Towson, MD	1	218,862	100.0%	100.0%	2,659	12.15	0.2%	0.3%	0.3%
	Top 20 Largest US MSAs by Population	226	35,555,922	92.5%	90.4%	443,755	14.35	43.2%	41.1%	46.6%

21	Denver-Aurora-Lakewood, CO	5	1,199,692	96.8%	96.3%	14,710	12.74	1.0%	1.4%	1.5%
22	Charlotte-Concord-Gastonia, NC-SC	6	1,711,576	90.1%	87.9%	14,356	10.21	1.1%	2.0%	1.5%
23	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,911	10.64	0.2%	0.2%	0.2%
24	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
25	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
26	Orlando-Kissimmee-Sanford, FL	7	1,011,199	94.7%	89.5%	15,994	17.00	1.4%	1.2%	1.7%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	95.6%	95.6%	1,966	19.84	0.2%	0.1%	0.2%
28	Cincinnati, OH-KY-IN	7	1,931,919	96.3%	95.6%	21,074	14.27	1.4%	2.2%	2.2%
29	Kansas City, MO-KS	4	602,466	90.9%	90.0%	4,306	8.00	0.8%	0.7%	0.5%
30	Las Vegas-Henderson-Paradise, NV	3	613,061	94.4%	92.9%	8,229	14.31	0.6%	0.7%	0.9%
31	Cleveland-Elyria, OH	7	1,446,201	94.4%	93.6%	14,896	11.71	1.4%	1.7%	1.6%
32	Columbus, OH	4	449,488	88.1%	88.1%	3,916	10.48	0.8%	0.5%	0.4%
33	Indianapolis-Carmel-Anderson, IN	4	881,418	81.1%	80.6%	6,286	8.83	0.8%	1.0%	0.7%
34	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
35	Austin-Round Rock, TX	1	168,112	83.7%	83.7%	1,574	11.19	0.2%	0.2%	0.2%
36	Nashville-Davidson--Murfreesboro--Franklin, TN	7	1,279,679	94.5%	92.8%	13,073	10.91	1.4%	1.5%	1.4%
37	Virginia Beach-Norfolk-Newport News, VA-NC	2	205,245	98.8%	90.3%	3,407	16.92	0.4%	0.2%	0.4%
38	Providence-Warwick, RI-MA	1	148,126	83.8%	83.8%	1,375	11.07	0.2%	0.2%	0.1%
39	Milwaukee-Waukesha-West Allis, WI	4	710,335	90.4%	90.4%	6,552	10.20	0.8%	0.8%	0.7%
40	Jacksonville, FL	5	827,508	78.3%	68.8%	8,125	12.65	1.0%	1.0%	0.9%
41	Memphis, TN-MS-AR	1	660,013	92.8%	89.4%	8,109	13.64	0.2%	0.8%	0.9%
42	Oklahoma City, OK	0	—	—	—	—	—	—	—	—

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 31

PROPERTIES BY LARGEST US MSAs
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2014 Population	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
43	Louisville/Jefferson County, KY-IN	4	712,764	94.8%	83.5%	7,045	10.71	0.8%	0.8%	0.7%
44	Richmond, VA	2	215,897	95.7%	76.6%	2,892	14.00	0.4%	0.2%	0.3%
45	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
46	Raleigh, NC	2	291,027	94.6%	94.1%	3,517	12.88	0.4%	0.3%	0.4%
47	Hartford-West Hartford-East Hartford, CT	4	891,680	94.7%	93.6%	11,828	16.72	0.8%	1.0%	1.2%
48	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	1	95,544	97.1%	97.1%	1,394	15.42	0.2%	0.1%	0.1%
	Top 50 Largest US MSAs by Population	309	51,911,646	92.4%	90.2%	620,290	13.74	59.7%	59.9%	65.3%

	MSAs Ranked 51 - 100 by Population	68	11,823,889	91.9%	89.9%	119,319	12.20	13.1%	13.6%	12.5%

	Other MSAs	141	22,934,338	92.5%	91.0%	211,554	11.09	27.2%	26.5%	22.2%

TOTAL		518	86,669,873	92.4%	90.4%	$951,163	$12.85	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 32

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	30	3,631,166	90.2%	87.1%	$63,082	$20.28	5.8%	4.2%	6.6%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	6	28	4,308,149	93.3%	92.7%	55,543	15.53	5.4%	5.0%	5.8%
3	Houston-The Woodlands-Sugar Land, TX	5	37	4,625,985	92.2%	90.6%	47,701	11.64	7.1%	5.3%	5.0%
4	Chicago-Naperville-Elgin, IL-IN-WI	3	16	4,015,509	91.1%	89.7%	45,005	13.55	3.1%	4.6%	4.7%
5	Dallas-Fort Worth-Arlington, TX	4	16	3,076,310	92.2%	90.3%	42,130	15.11	3.1%	3.5%	4.4%
6	Atlanta-Sandy Springs-Roswell, GA	9	25	3,663,048	92.5%	90.7%	35,947	10.92	4.8%	4.2%	3.8%
7	Los Angeles-Long Beach-Anaheim, CA	2	9	1,685,034	98.5%	96.6%	28,978	19.22	1.7%	1.9%	3.0%
8	Tampa-St. Petersburg-Clearwater, FL	18	15	2,396,503	94.2%	92.2%	27,438	13.17	2.9%	2.8%	2.9%
9	Cincinnati, OH-KY-IN	28	7	1,931,919	96.3%	95.6%	21,074	14.27	1.4%	2.2%	2.2%
10	Miami-Fort Lauderdale-West Palm Beach, FL	8	10	1,685,116	89.2%	86.4%	20,259	14.05	1.9%	1.9%	2.1%
	10 Largest MSAs by ABR	—	193	31,018,739	92.6%	90.9%	387,157	14.50	37.2%	35.6%	40.5%

11	Detroit-Warren-Dearborn, MI	14	9	1,599,995	92.9%	91.7%	17,058	12.37	1.7%	1.8%	1.8%
12	Orlando-Kissimmee-Sanford, FL	26	7	1,011,199	94.7%	89.5%	15,994	17.00	1.4%	1.2%	1.7%
13	Cleveland-Elyria, OH	31	7	1,446,201	94.4%	93.6%	14,896	11.71	1.4%	1.7%	1.6%
14	Denver-Aurora-Lakewood, CO	21	5	1,199,692	96.8%	96.3%	14,710	12.74	1.0%	1.4%	1.5%
15	Charlotte-Concord-Gastonia, NC-SC	22	6	1,711,576	90.1%	87.9%	14,356	10.21	1.2%	2.0%	1.5%
16	Allentown-Bethlehem-Easton, PA-NJ	69	5	1,298,479	98.4%	98.2%	13,900	13.81	1.0%	1.5%	1.5%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,179,614	93.3%	85.0%	13,472	13.02	1.5%	1.4%	1.4%
18	Nashville-Davidson--Murfreesboro--Franklin, TN	36	7	1,279,679	94.5%	92.8%	13,073	10.91	1.4%	1.5%	1.4%
19	Hartford-West Hartford-East Hartford, CT	47	4	891,680	94.7%	93.6%	11,828	16.72	0.8%	1.0%	1.2%
20	Oxnard-Thousand Oaks-Ventura, CA	66	3	677,512	98.9%	96.4%	10,885	16.48	0.6%	0.8%	1.1%
	20 Largest MSAs by ABR	—	254	43,314,366	93.1%	91.3%	527,329	14.08	49.2%	49.9%	55.2%

21	Naples-Immokalee-Marco Island, FL	148	4	769,380	95.6%	92.1%	10,782	14.84	0.7%	0.9%	1.1%
22	Binghamton, NY	188	4	751,207	99.1%	97.7%	9,901	13.30	0.7%	0.9%	1.0%
23	San Francisco-Oakland-Hayward, CA	11	2	476,983	96.2%	96.1%	9,347	25.75	0.4%	0.6%	1.0%
24	San Diego-Carlsbad, CA	17	2	507,514	97.3%	96.7%	9,125	19.09	0.4%	0.6%	1.0%
25	Las Vegas-Henderson-Paradise, NV	30	3	613,061	94.4%	92.9%	8,229	14.31	0.6%	0.7%	0.9%
26	Jacksonville, FL	40	5	827,508	78.3%	68.8%	8,125	12.65	1.0%	1.0%	0.9%
27	Memphis, TN-MS-AR	41	1	660,013	92.8%	89.4%	8,109	13.64	0.2%	0.8%	0.9%
28	Boston-Cambridge-Newton, MA-NH	10	6	719,443	89.2%	86.1%	7,960	12.71	1.1%	0.8%	0.8%
29	Vallejo-Fairfield, CA	122	1	495,239	95.8%	95.1%	7,946	16.83	0.2%	0.6%	0.8%
30	New Haven-Milford, CT	64	6	572,225	94.6%	94.2%	7,644	14.14	1.1%	0.7%	0.8%
31	Fresno, CA	56	2	436,334	98.4%	98.1%	7,483	17.43	0.4%	0.5%	0.8%
32	Norwich-New London, CT	172	2	433,532	97.7%	97.7%	7,074	16.71	0.4%	0.5%	0.7%
33	Louisville/Jefferson County, KY-IN	43	4	712,764	94.8%	83.5%	7,045	10.71	0.8%	0.8%	0.7%
34	Port St. Lucie, FL	115	5	628,830	77.7%	77.0%	6,869	14.05	0.9%	0.7%	0.7%
35	Riverside-San Bernardino-Ontario, CA	13	4	537,795	92.9%	91.9%	6,693	13.49	0.8%	0.6%	0.7%
36	Milwaukee-Waukesha-West Allis, WI	39	4	710,335	90.4%	90.4%	6,552	10.20	0.8%	0.8%	0.7%
37	Indianapolis-Carmel-Anderson, IN	33	4	881,418	81.1%	80.6%	6,286	8.83	0.8%	1.0%	0.7%
38	Worcester, MA-CT	58	4	589,104	83.1%	83.1%	5,795	13.73	0.8%	0.7%	0.6%
39	St. Louis, MO-IL	19	4	658,111	90.7%	84.2%	5,455	9.18	0.8%	0.8%	0.6%
40	Scranton--Wilkes-Barre--Hazleton, PA	96	2	620,309	99.0%	99.0%	5,450	19.51	0.4%	0.7%	0.6%

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 33

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
41	Springfield, MA	88	3	450,657	99.0%	95.8%	5,413	14.26	0.6%	0.5%	0.6%
42	College Station-Bryan, TX	189	4	491,463	94.8%	91.5%	5,179	13.37	0.8%	0.6%	0.5%
43	Ann Arbor, MI	147	3	657,397	94.9%	82.5%	5,062	10.74	0.6%	0.8%	0.5%
44	Dayton, OH	71	3	534,684	96.8%	96.4%	5,059	12.01	0.6%	0.6%	0.5%
45	Winston-Salem, NC	83	3	438,898	93.5%	87.4%	5,039	12.68	0.6%	0.5%	0.5%
46	North Port-Sarasota-Bradenton, FL	73	4	556,862	93.5%	91.1%	5,001	9.69	0.8%	0.6%	0.5%
47	Wilmington, NC	174	2	379,107	90.2%	89.8%	4,989	14.75	0.4%	0.4%	0.5%
48	Greensboro-High Point, NC	74	1	406,768	100.0%	100.0%	4,987	14.33	0.2%	0.5%	0.5%
49	Washington-Arlington-Alexandria, DC-VA-MD-WV	7	3	451,260	97.9%	97.9%	4,839	10.96	0.6%	0.5%	0.5%
50	Corpus Christi, TX	113	4	565,070	89.7%	84.5%	4,773	11.37	0.8%	0.7%	0.5%
	50 Largest MSAs by ABR	—	353	60,847,637	92.9%	90.7%	729,540	13.90	68.5%	70.3%	76.3%

51	Kansas City, MO-KS	29	4	602,466	90.9%	90.0%	4,306	8.00	0.8%	0.7%	0.5%
52	Manchester-Nashua, NH	131	2	348,189	97.6%	88.2%	4,298	20.46	0.4%	0.4%	0.5%
53	Jackson, MS	93	3	406,316	97.0%	82.6%	4,120	10.58	0.6%	0.5%	0.4%
54	Pittsfield, MA	315	1	442,354	99.1%	99.1%	3,959	20.34	0.2%	0.5%	0.4%
55	Columbus, OH	32	4	449,488	88.1%	88.1%	3,916	10.48	0.8%	0.5%	0.4%
56	Boulder, CO	160	1	279,189	82.2%	75.0%	3,882	16.92	0.2%	0.3%	0.4%
57	Charleston-North Charleston, SC	76	3	556,809	81.8%	76.6%	3,744	8.40	0.6%	0.6%	0.4%
58	Roanoke, VA	159	4	522,010	89.7%	88.9%	3,734	9.12	0.8%	0.6%	0.4%
59	Mobile, AL	127	1	606,731	88.7%	88.7%	3,682	10.16	0.2%	0.7%	0.4%
60	Raleigh, NC	46	2	291,027	94.6%	94.1%	3,517	12.88	0.4%	0.3%	0.4%
61	Panama City, FL	223	2	397,512	97.8%	97.8%	3,513	9.03	0.4%	0.5%	0.4%
62	Greenville-Anderson-Mauldin, SC	63	2	220,723	98.9%	98.9%	3,445	15.78	0.4%	0.3%	0.4%
63	Virginia Beach-Norfolk-Newport News, VA-NC	37	2	205,245	98.8%	90.3%	3,407	16.92	0.4%	0.2%	0.4%
64	Bakersfield, CA	62	1	240,328	99.9%	99.9%	3,304	14.01	0.2%	0.3%	0.3%
65	Saginaw, MI	222	2	466,381	82.0%	79.4%	3,281	11.09	0.4%	0.5%	0.3%
66	Spartanburg, SC	152	1	360,277	84.6%	83.4%	3,265	11.30	0.2%	0.4%	0.3%
67	Atlantic City-Hammonton, NJ	170	1	179,199	97.9%	97.9%	3,229	18.41	0.2%	0.2%	0.3%
68	Toledo, OH	91	2	606,407	75.5%	74.4%	3,014	8.56	0.4%	0.7%	0.3%
69	Greenville, NC	237	1	233,153	96.8%	96.8%	2,976	13.19	0.2%	0.3%	0.3%
70	Elkhart-Goshen, IN	217	2	445,534	97.1%	97.1%	2,966	9.18	0.4%	0.5%	0.3%
71	Hilton Head Island-Bluffton-Beaufort, SC	216	2	230,252	94.3%	94.3%	2,945	13.57	0.4%	0.3%	0.3%
72	Richmond, VA	44	2	215,897	95.7%	76.6%	2,892	14.00	0.4%	0.2%	0.3%
73	Des Moines-West Des Moines, IA	89	2	511,885	90.0%	89.0%	2,826	6.20	0.4%	0.6%	0.3%
74	Lexington-Fayette, KY	107	2	414,960	95.8%	95.5%	2,823	7.10	0.4%	0.5%	0.3%
75	Traverse City, MI	286	1	412,755	98.6%	97.6%	2,791	27.12	0.2%	0.5%	0.3%
76	Odessa, TX	268	1	365,559	100.0%	100.0%	2,769	12.12	0.2%	0.4%	0.3%
77	Savannah, GA	142	2	224,201	93.4%	78.6%	2,733	13.23	0.4%	0.3%	0.3%
78	Tullahoma-Manchester, TN	378	3	433,744	94.4%	94.0%	2,715	6.63	0.6%	0.5%	0.3%
79	Baltimore-Columbia-Towson, MD	20	1	218,862	100.0%	100.0%	2,659	12.15	0.2%	0.3%	0.3%
80	Lafayette, LA	108	3	433,329	95.6%	94.5%	2,657	6.42	0.6%	0.5%	0.3%
81	Lancaster, PA	102	3	236,006	98.3%	98.3%	2,551	10.99	0.6%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 34

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
82	Fort Wayne, IN	123	2	254,101	81.9%	81.9%	2,506	14.05	0.4%	0.3%	0.3%
83	Bridgeport-Stamford-Norwalk, CT	57	1	160,536	87.9%	57.9%	2,450	17.36	0.2%	0.2%	0.3%
84	Blacksburg-Christiansburg-Radford, VA	231	1	180,220	92.8%	92.8%	2,433	14.82	0.2%	0.2%	0.3%
85	Chattanooga, TN-GA	99	2	339,426	94.9%	94.9%	2,390	8.06	0.4%	0.4%	0.3%
86	Merced, CA	177	1	146,364	98.8%	98.8%	2,338	16.17	0.2%	0.2%	0.2%
87	Dover, DE	240	1	191,974	100.0%	100.0%	2,337	12.17	0.2%	0.2%	0.2%
88	Altoona, PA	326	1	278,586	96.4%	96.4%	2,276	8.47	0.2%	0.3%	0.2%
89	Corning, NY	386	1	253,335	100.0%	100.0%	2,092	8.26	0.2%	0.3%	0.2%
90	Concord, NH	288	1	182,887	100.0%	100.0%	2,013	11.27	0.2%	0.2%	0.2%
91	Duluth, MN-WI	164	1	182,969	98.6%	98.6%	2,005	11.12	0.2%	0.2%	0.2%
92	York-Hanover, PA	119	1	153,088	100.0%	100.0%	1,980	13.17	0.2%	0.2%	0.2%
93	Portland-South Portland, ME	104	1	287,513	91.8%	91.8%	1,971	20.65	0.2%	0.3%	0.2%
94	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	95.6%	95.6%	1,966	19.84	0.2%	0.1%	0.2%
95	Santa Maria-Santa Barbara, CA	120	1	179,549	100.0%	91.1%	1,936	11.62	0.2%	0.2%	0.2%
96	Rutland, VT	529	1	224,514	98.2%	98.2%	1,922	8.71	0.2%	0.3%	0.2%
97	Hickory-Lenoir-Morganton, NC	145	2	297,770	77.8%	77.2%	1,921	8.29	0.4%	0.3%	0.2%
98	Pittsburgh, PA	23	1	199,079	100.0%	100.0%	1,911	10.64	0.2%	0.2%	0.2%
99	Trenton, NJ	143	2	205,670	94.4%	94.4%	1,838	9.47	0.4%	0.2%	0.2%
100	California-Lexington Park, MD	356	1	92,335	100.0%	100.0%	1,806	19.56	0.2%	0.1%	0.2%
	100 Largest MSAs by ABR	—	439	76,318,036	92.9%	90.7%	871,550	13.38	85.7%	88.1%	91.3%

	Other MSAs	—	79	10,351,837	88.8%	88.0%	79,613	8.98	14.3%	11.9%	8.7%

TOTAL		—	518	86,669,873	92.4%	90.4%	$951,163	$12.85	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 35

PROPERTIES BY STATE
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	Texas	66	9,546,948	92.2%	90.3%	$106,300	$12.83	12.7%	11.0%	11.2%
2	Florida	58	9,021,348	90.7%	87.7%	105,022	13.29	11.2%	10.4%	11.0%
3	California	29	5,776,985	97.5%	96.1%	92,103	17.39	5.6%	6.7%	9.7%
4	Pennsylvania	36	5,961,881	95.3%	94.8%	67,838	14.42	6.9%	6.9%	7.1%
5	New York	33	4,340,537	90.7%	88.7%	64,092	16.96	6.4%	5.0%	6.8%
6	Illinois	24	4,851,372	91.1%	90.0%	51,474	12.63	4.6%	5.6%	5.4%
7	Georgia	37	5,264,566	90.4%	88.2%	46,647	10.02	7.1%	6.1%	4.9%
8	Ohio	24	4,528,703	91.6%	90.9%	43,040	12.01	4.6%	5.2%	4.5%
9	New Jersey	18	3,084,514	91.6%	90.4%	41,572	15.68	3.5%	3.6%	4.4%
10	North Carolina	21	4,331,245	90.9%	89.3%	41,008	11.02	4.1%	5.0%	4.3%
11	Michigan	19	3,694,243	91.8%	88.5%	33,436	12.24	3.6%	4.2%	3.6%
12	Connecticut	15	2,260,429	94.4%	91.7%	30,836	15.45	2.8%	2.6%	3.3%
13	Tennessee	16	3,244,321	93.9%	92.5%	30,101	10.38	3.1%	3.7%	3.2%
14	Kentucky	12	2,610,575	96.9%	93.6%	22,322	9.40	2.3%	3.0%	2.3%
15	Massachusetts	11	1,885,703	93.8%	92.6%	20,915	15.03	2.1%	2.2%	2.2%
16	Colorado	6	1,478,881	94.0%	92.3%	18,592	13.43	1.2%	1.7%	2.0%
17	Minnesota	10	1,471,069	92.5%	85.9%	15,949	12.46	1.9%	1.7%	1.7%
18	Indiana	12	1,963,425	87.1%	86.9%	15,430	9.84	2.3%	2.3%	1.6%
19	Virginia	11	1,446,496	88.3%	84.0%	14,367	11.83	2.1%	1.7%	1.5%
20	South Carolina	8	1,368,061	87.4%	84.9%	13,399	11.45	1.5%	1.6%	1.4%
21	Maryland	5	776,427	99.8%	99.8%	10,022	13.00	1.0%	0.9%	1.1%
22	Nevada	3	613,061	94.4%	92.9%	8,229	14.31	0.6%	0.7%	0.9%
23	New Hampshire	5	769,971	90.0%	83.9%	7,912	14.54	1.0%	0.9%	0.8%
24	Alabama	4	984,573	91.7%	91.4%	6,953	9.57	0.8%	1.1%	0.7%
25	Wisconsin	5	760,890	89.6%	89.6%	7,020	10.30	1.0%	0.9%	0.7%
26	Missouri	6	862,861	91.7%	86.8%	6,574	8.44	1.2%	1.0%	0.7%
27	Iowa	4	721,937	90.0%	89.3%	4,162	6.45	0.8%	0.8%	0.4%
28	Mississippi	3	406,316	97.0%	82.6%	4,120	10.58	0.6%	0.5%	0.4%
29	Louisiana	4	612,368	96.2%	95.5%	3,739	6.35	0.8%	0.7%	0.4%
30	Kansas	2	367,779	91.3%	89.8%	2,940	11.36	0.4%	0.4%	0.3%
31	Arizona	2	288,110	78.0%	62.5%	2,678	11.91	0.4%	0.3%	0.3%
32	Delaware	1	191,974	100.0%	100.0%	2,337	12.17	0.2%	0.2%	0.2%
33	West Virginia	2	251,500	97.2%	97.2%	2,025	8.28	0.4%	0.3%	0.2%
34	Maine	1	287,513	91.8%	91.8%	1,971	20.65	0.2%	0.3%	0.2%
35	Vermont	1	224,514	98.2%	98.2%	1,922	8.71	0.2%	0.3%	0.2%
36	Oklahoma	1	186,851	100.0%	100.0%	1,775	9.50	0.2%	0.2%	0.2%
37	Rhode Island	1	148,126	83.8%	83.8%	1,375	11.07	0.2%	0.2%	0.1%
38	New Mexico	2	83,800	100.0%	100.0%	966	11.53	0.4%	0.1%	0.1%

TOTAL		518	86,669,873	92.4%	90.4%	$951,163	$12.85	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 36

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

1	Winchester Plaza	Huntsville	AL	Huntsville, AL	2006	75,780	94.6%	$899	$12.54	Publix	—
2	Springdale	Mobile	AL	Mobile, AL	2004	606,731	88.7%	3,682	10.16	Sam's Club*	Belk, Big Lots, Burlington Stores, Marshalls, Michaels, Staples
3	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	99.4%	1,567	6.80	Walmart Supercenter	Burke's Outlet
4	Shops of Tuscaloosa	Tuscaloosa	AL	Tuscaloosa, AL	2005	70,242	88.9%	805	12.89	Publix	—
5	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	2016	119,525	71.9%	1,064	12.39	—	LA Fitness, Sears Outlet
6	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	82.4%	1,614	11.62	Sam's Club*	CareMore, JC Penney Home Store, Stein Mart
7	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	146,364	98.8%	2,338	16.17	SuperTarget*, Walmart Supercenter*	Marshalls, Petco
8	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	2014	240,328	99.9%	3,304	14.01	Lassens Natural Foods & Vitamins	Burlington Stores, Ross Dress for Less
9	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	94.4%	2,007	17.40	Trader Joe's*	24 Hour Fitness, CVS, Michaels
10	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	67,622	90.0%	1,090	17.91	Stater Bros.	—
11	Clovis Commons	Clovis	CA	Fresno, CA	2004	174,990	98.6%	3,790	21.97	—	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
12	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	147,804	98.0%	1,296	8.95	—	Big Lots, Kmart
13	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	2011	103,695	95.6%	1,966	19.84	Trader Joe's	Forever 21, World Market
14	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,714	100.0%	1,447	14.66	Vons (Albertsons)	Chuze Fitness
15	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	261,344	98.3%	3,693	14.38	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres
16	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	2016	179,549	100.0%	1,936	11.62	Vons (Albertsons)	Harbor Freight Tools, Marshalls, Michaels, Staples
17	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	100.0%	1,161	13.31	Grocery Outlet	Fallas Paredes, Sears Outlet
18	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	2012	283,631	93.9%	4,440	17.02	Albertsons	99¢ Only, Best Buy, CVS, Ross Dress for Less
19	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	2016	125,187	82.0%	1,624	16.43	Barons Market	Dollar Tree
20	Esplanade Shopping Center	Oxnard	CA	Oxnard-Thousand Oaks-Ventura, CA	2012	356,864	100.0%	6,896	19.50	Walmart Neighborhood Market	Bed Bath & Beyond, Dick's Sporting Goods, LA Fitness, Nordstrom Rack, T.J.Maxx	The Home Depot
21	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,168	10.69	Food 4 Less (Kroger)	Ross Dress for Less, Target
22	Paradise Plaza	Paradise	CA	Chico, CA	1997	198,323	97.5%	941	6.01	Save Mart	Kmart
23	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2015	176,510	100.0%	2,644	32.64	—	Kohl's, Party City, Sport Chalet	Walmart
24	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2014	300,473	94.0%	6,703	23.77	99 Ranch Market	Golfsmith, Macy's Home Store
25	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	99.0%	5,448	21.27	—	Marshalls, Michaels
26	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,079	7.54	—	Big Lots, Target
27	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	2016	169,963	100.0%	4,645	27.33	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS
28	Mira Mesa Mall	San Diego	CA	San Diego-Carlsbad, CA	2003	408,800	96.6%	7,678	20.24	Vons (Albertsons)	Bed Bath & Beyond, Kohl's, Marshalls, Mira Mesa Lanes
29	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	2013	164,757	98.5%	3,542	21.83	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	Rite Aid
30	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	2,837	25.98	Trader Joe's	Big Lots, Petco, Rite Aid
31	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2016	289,268	100.0%	3,565	23.97	El Super, Walmart Supercenter	LA Fitness, Marshalls	Target
32	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	100.0%	1,982	10.35	Vons (Albertsons)	Big Lots, Heritage Hardware
33	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,904	95.7%	2,900	15.01	Stater Bros.	Rite Aid, Stein Mart
34	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	56,750	100.0%	1,037	19.49	Ralphs (Kroger)	—
35	Gateway Plaza - Vallejo	Vallejo	CA	Vallejo-Fairfield, CA	1991	495,239	95.8%	7,946	16.83	Costco*	Bed Bath & Beyond, Century Theatres, Marshalls, Ross Dress for Less, Toys"R"Us	Target
36	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	722	7.58	King Soopers (Kroger)	Arc
37	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	2016	466,356	99.4%	6,298	13.59	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, buybuy BABY, Gordmans, Kohl's, Stein Mart
38	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	98.1%	1,472	8.71	King Soopers (Kroger)	Cinema Latino, Gen-X
39	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	2013	122,139	90.4%	1,533	13.88	Walmart Neighborhood Market**	—
40	Superior Marketplace	Superior	CO	Boulder, CO	2016	279,189	82.2%	3,882	16.92	Whole Foods Market, Costco*, SuperTarget*	Party City, T.J.Maxx, Ulta
41	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	2014	337,470	93.9%	4,685	14.79	—	Babies"R"Us, Barnes & Noble, Gordmans, Jo-Ann Fabric & Craft Stores, Ross Dress for Less, Tile Shop, Ulta
42	Freshwater - Stateline Plaza	Enfield	CT	Hartford-West Hartford-East Hartford, CT	2004	295,647	95.9%	2,476	16.87	Costco	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores, P.C. Richard & Son	The Home Depot
43	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	2012	106,364	94.8%	2,433	24.13	Whole Foods Market	Petco
44	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	97.2%	2,644	13.82	Super Stop & Shop (Ahold)	Kohl's	Walmart
45	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	100.0%	985	13.61	PriceRite (ShopRite)	—
46	Killingly Plaza	Killingly	CT	Worcester, MA-CT	1990	76,960	98.7%	611	8.04	—	Kohl's
47	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2015	339,775	91.2%	4,392	14.17	Sam's Club*, Walmart Supercenter*	A.C. Moore, Ashley Furniture, Babies"R"Us, Bed Bath & Beyond, Big Bob's Flooring Outlet, DSW, Edge Fitness, Hobby Lobby, Plaza Aztec	Walmart
48	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	628	11.57	—	Dollar Tree, Savers

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 37

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

49	Milford Center	Milford	CT	New Haven-Milford, CT	1966	25,056	100.0%	341	13.61	Xpect Discounts	—
50	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	100.0%	2,527	16.86	Price Chopper	Dick's Sporting Goods
51	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	2015	104,017	88.4%	1,648	17.93	—	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart
52	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	96.6%	1,810	14.11	—	A.C. Moore, Christmas Tree Shops
53	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	2015	160,536	87.9%	2,450	17.36	—	LA Fitness, Marshalls
54	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	85.5%	1,229	11.46	—	Jo-Ann Fabric & Craft Stores, Staples, T.J.Maxx
55	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,706	92.1%	2,232	13.24	Super Stop & Shop (Ahold)	Dollar Tree, Pretty Woman	Target
56	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	98.0%	4,430	19.10	—	Babies"R"Us, Dick’s Sporting Goods, DSW, Michaels, Party City, Ulta	Best Buy
57	North Dover Center	Dover	DE	Dover, DE	2013	191,974	100.0%	2,337	12.17	Acme (Albertsons)	Party City, Staples, T.J.Maxx, Toys"R"Us
58	Apopka Commons	Apopka	FL	Orlando-Kissimmee-Sanford, FL	2010	42,507	81.3%	460	13.32	—	Dollar Tree, Staples	The Home Depot
59	Brooksville Square	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2013	156,361	96.6%	1,649	10.92	Publix	Sears Outlet
60	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	370,898	97.4%	3,424	16.13	—	Bed Bath & Beyond, Belk, hhgregg, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta
61	Midpoint Center	Cape Coral	FL	Cape Coral-Fort Myers, FL	2002	75,386	100.0%	1,008	13.37	Publix	—	Target
62	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	2012	300,929	98.7%	6,360	22.55	Costco*, SuperTarget*	hhgregg, Michaels, PetSmart, Ross Dress for Less	Lowe's
63	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	265,671	83.4%	3,021	13.63	Publix	Bealls Outlet, Big Lots, Off the Wall Trampoline, Planet Fitness, Rainbow
64	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	75,717	94.4%	1,546	21.63	—	Broward County Library
65	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	186,396	97.9%	1,294	7.09	Publix	—
66	Eustis Village	Eustis	FL	Orlando-Kissimmee-Sanford, FL	2002	156,927	96.9%	1,734	11.41	Publix	Bealls Outlet
67	First Street Village	Fort Meyers	FL	Cape Coral-Fort Myers, FL	2006	54,926	97.3%	793	14.84	Publix	—
68	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	99.1%	1,641	10.47	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx
69	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	87,240	88.4%	730	9.46	Winn-Dixie (Southeastern Grocers)	Family Dollar
70	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	2016	334,065	71.0%	1,916	8.08	—	American Signature Furniture, Bealls Outlet, Books-A-Million, Hard Knocks, Ollie's Bargain Outlet
71	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	63.3%	1,766	25.55	—	Best Buy, David's Bridal
72	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2005	98,191	98.6%	1,267	13.09	Publix Sabor**	—
73	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2015	133,520	94.2%	2,086	16.59	Walmart Neighborhood Market	Walgreens
74	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	181,401	96.0%	1,831	10.83	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx
75	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2001	109,931	91.0%	2,073	20.73	Publix	—
76	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	339,478	73.1%	3,709	18.69	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less
77	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	244,719	100.0%	2,691	11.00	Winn-Dixie (Southeastern Grocers)	Ross Dress for Less
78	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	100.0%	1,930	9.11	Publix	—
79	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	200,820	99.7%	3,374	17.14	Publix	Marshalls, Office Depot, PGA TOUR Superstore
80	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2016	246,790	90.5%	3,405	15.63	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City, Saks OFF Fifth
81	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	95.1%	934	12.11	Publix	Zone Fitness Club
82	Southgate Center	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	2012	246,980	96.8%	2,396	10.47	Publix	Bealls Outlet, Big Lots, Lumber Liquidators, Old Time Pottery, Pet Supermarket, YouFit Health Club
83	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,306	86.8%	775	10.11	Sedano's	Family Dollar
84	Fashion Square	Orange Park	FL	Jacksonville, FL	1996	36,029	50.4%	394	30.54	—	Miller's Orange Park Ale House, Ruby Tuesday, Samurai Japanese Steakhouse
85	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2014	141,069	99.1%	2,306	16.49	—	Burlington Stores, LA Fitness	Target
86	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	98.7%	959	12.73	Publix	—
87	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	93.4%	1,024	14.97	—	Office Depot
88	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2016	422,980	92.4%	8,244	22.05	—	Main Event, Regal Cinemas
89	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	95.7%	724	11.73	Publix	—
90	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	154,964	83.7%	2,363	18.21	—	Goodwill, Martin Memorial, Walgreens
91	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	91.2%	1,097	12.17	Publix	—
92	Panama City Square	Panama City	FL	Panama City, FL	2015	298,685	100.0%	2,416	8.09	Walmart Supercenter	Big Lots, Harbor Freight Tools, Sports Authority, T.J.Maxx
93	Pensacola Square	Pensacola	FL	Pensacola-Ferry Pass-Brent, FL	1995	142,767	83.2%	1,092	9.83	—	Bealls Outlet, Big Lots, Petland, Sears Home Appliance Showroom	Hobby Lobby
94	Shopper's Haven Shopping Ctr	Pompano Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1998	206,791	98.5%	2,714	13.75	Winn-Dixie (Southeastern Grocers)	A.C. Moore, Bealls Outlet, Bed Bath & Beyond, Party City, YouFit Health Club
95	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	82.0%	1,786	13.37	Publix	Fortis Institute, Walgreens

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 38

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

96	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,243	83.1%	942	11.90	Winn-Dixie (Southeastern Grocers)	Dollar Tree
97	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	57,015	95.4%	555	10.21	Winn-Dixie (Southeastern Grocers)	—
98	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	83.8%	603	18.26	SuperTarget*	The Zoo Health Club
99	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1987	141,532	87.7%	1,504	12.11	Publix	Harbor Freight Tools, Walgreens
100	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2011	173,184	100.0%	2,008	11.89	Publix	Big Lots, Crunch Fitness, HomeGoods
101	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,845	71.6%	1,213	12.95	Publix	—
102	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2016	156,579	95.4%	1,195	8.00	—	Bealls Outlet, Burlington Stores, T.J.Maxx
103	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2015	261,061	94.2%	3,319	13.50	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco
104	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	134,324	82.4%	1,620	14.64	Publix	CVS, Dollar Tree
105	Bay Pointe Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2016	95,560	87.6%	918	10.96	Publix	Bealls Outlet, Pet Supermarket
106	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	91.7%	1,231	8.98	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots
107	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	88.8%	876	8.90	Winn-Dixie (Southeastern Grocers)**	Dollar Tree
108	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	209,337	85.1%	1,589	8.92	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots, Chuck E. Cheese’s
109	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	56.0%	1,054	12.44	Publix	Family Dollar
110	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	94.2%	1,283	12.37	Patel Brothers	Dollar Tree, LA Fitness	Walmart
111	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	90,558	96.3%	1,382	15.85	Publix	Rarehues
112	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	90,625	99.2%	1,186	13.20	—	Deal$, Ross Dress for Less, Lumber Liquidators
113	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.6%	2,123	14.92	Publix	Petco, T.J.Maxx, Ulta
114	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.3%	909	6.99	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx
115	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	84.7%	580	6.24	Publix	Bealls Outlet
116	Governors Town Square	Acworth	GA	Atlanta-Sandy Springs-Roswell, GA	2005	68,658	95.9%	1,128	17.13	Publix	—
117	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	75.1%	543	6.33	Harveys (Southeastern Grocers)	Big Lots, OK Beauty & Fashions Outlet
118	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	2015	332,364	98.6%	5,067	19.29	—	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, Sports Authority, T.J.Maxx, Ulta	Toys"R"Us
119	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	84.0%	794	5.72	—	Belk, Roses
120	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	2015	442,201	96.0%	4,699	11.21	City Farmers Market	Atlanta Ballroom Dance Club, dd's Discounts, Goodwill
121	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	68.3%	1,071	7.55	—	Burlington Stores, Dollar Tree
122	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	97.8%	496	7.66	Food Depot	Family Dollar
123	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	89.4%	991	14.02	Publix	—
124	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	76.5%	546	8.57	Kroger	—
125	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	96.5%	2,010	12.16	Walmart Supercenter*	Jo-Ann Fabric & Craft Stores, Mattress Firm, PetSmart, Value Village	The Home Depot
126	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	82.6%	675	6.38	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres
127	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	94.3%	1,095	6.64	Ingles	Kmart
128	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	96.4%	742	11.44	Publix	—
129	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	91.0%	1,148	13.30	Kroger	Anytime Fitness
130	Northside	Dalton	GA	Dalton, GA	2001	73,931	92.8%	597	8.71	Food City	Family Dollar
131	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	92.2%	810	11.29	Publix	—
132	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,494	74.6%	551	15.89	Kroger*	—
133	Dublin Village	Dublin	GA	Dublin, GA	2005	94,920	97.3%	691	7.49	Kroger	—
134	Westgate	Dublin	GA	Dublin, GA	2004	113,138	94.0%	679	6.62	Harveys (Southeastern Grocers)	Bealls Outlet, Big Lots	The Home Depot
135	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	2012	155,172	89.0%	1,432	10.37	—	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill
136	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	176,451	81.6%	1,039	8.41	Food Depot	Cinemark, Staples
137	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1994	218,818	100.0%	2,179	9.96	—	Best Buy, Michaels, OfficeMax, PetSmart, Sports Authority, The Furniture Mall
138	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	95.6%	1,267	13.65	Publix	—
139	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	79.7%	1,082	12.82	Publix	—
140	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2015	239,013	90.2%	1,039	4.97	—	Dollar Tree, Kmart, Ollie's Bargain Outlet, Planet Fitness
141	North Park	Macon	GA	Macon, GA	2013	216,795	99.4%	1,371	6.36	Kroger	Kmart
142	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	97.8%	533	9.91	—	Marshalls
143	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	80.7%	908	9.95	Kroger	—
144	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	154,224	89.1%	1,686	12.27	Kroger	J. Christopher's
145	Perry Marketplace	Perry	GA	Warner Robins, GA	2004	179,973	78.4%	1,000	7.09	Kroger	Ace Hardware, Bealls Outlet, Goody's
146	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	85.9%	506	8.45	Food Depot	—

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 39

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

147	Shops of Riverdale	Riverdale	GA	Atlanta-Sandy Springs-Roswell, GA	1995	16,808	82.2%	275	19.92	Walmart Supercenter*	—
148	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	105,420	94.0%	975	9.84	—	PGA TOUR Superstore
149	Victory Square	Savannah	GA	Savannah, GA	2007	122,739	94.0%	1,665	14.80	SuperTarget*	Citi Trends, Dollar Tree, Frank Theatres, Staples	The Home Depot
150	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	88.4%	2,546	15.30	Kroger	—
151	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	95.6%	1,743	5.25	Walmart Supercenter	Hobby Lobby, NCG Cinemas
152	Wilmington Island	Wilmington Island	GA	Savannah, GA	2016	101,462	92.7%	1,068	11.36	Kroger	—
153	Kimberly West Shopping Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1987	113,713	87.3%	606	6.10	Hy-Vee	—
154	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	2002	243,680	98.0%	1,421	6.08	—	Burlington Stores, Hobby Lobby
155	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	2002	268,205	82.7%	1,405	6.33	Price Chopper	Big Lots, Northern Tool + Equipment, Office Depot
156	Warren Plaza	Dubuque	IA	Dubuque, IA	1993	96,339	93.4%	730	8.11	Hy-Vee	—	Target
157	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	192,904	100.0%	2,916	15.12	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, hhgregg, Petco, Ulta
158	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	90.5%	1,971	14.37	—	Savers, XSport Fitness	Kohl's
159	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	100.0%	356	6.11	Kroger	—
160	Festival Center	Bradley	IL	Kankakee, IL	2006	63,796	76.7%	301	6.15	—	Big Lots, Dollar General
161	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,331	85.0%	1,798	10.67	Shop 'n Save	Hobby Lobby, Walgreens
162	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	94.8%	4,040	23.51	—	Marshalls, Office Depot, The Home Depot, XSport Fitness
163	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	2016	547,531	93.6%	5,678	14.18	Ultra Foods	AMC, Best Buy, Five Below, Party City, PetSmart, Ross Dress for Less, T.J.Maxx
164	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	273,060	86.3%	2,365	10.04	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
165	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	131,794	98.6%	2,153	16.56	Dominick's**	Walgreens
166	Crossroads Centre	Fairview Heights	IL	St. Louis, MO-IL	1975	242,198	90.3%	2,012	9.20	—	Big Lots, Hobby Lobby, T.J.Maxx
167	Frankfort Crossing Shopping Center	Frankfort	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	114,534	99.0%	1,472	12.98	Jewel-Osco (Albertsons)	Ace Hardware
168	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	88.3%	510	6.58	Cub Foods (Supervalu)	—
169	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	326,422	92.8%	2,602	8.88	Tony's Finer Foods	Big Lots, LA Fitness, Sears Outlet	Value City
170	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	98.7%	2,848	16.83	The Fresh Market	Best Buy, DSW, PetSmart, Stein Mart
171	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	106,755	98.8%	1,595	15.13	Sunset Foods	—
172	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	240,096	64.1%	1,731	11.24	Ultra Foods	Jo-Ann Fabric & Craft Stores, Office Depot
173	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,470	86.0%	1,520	15.83	Dominick's**	—
174	Westridge Court	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	680,553	97.1%	8,153	12.33	—	Art Van Furniture, Big Lots, buybuy BABY, Gordmans, hhgregg, Marshalls, Old Navy, Savers, Star Cinema Grill, Ulta
175	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	87,359	92.0%	750	9.91	Kroger	—
176	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,849	96.3%	1,996	17.66	—	LA Fitness, Regal Cinemas
177	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	97.6%	735	6.59	Hy-Vee	Eye Surgeons Associates
178	Parkway Pointe	Springfield	IL	Springfield, IL	1994	38,737	79.7%	536	17.37	ALDI*	dressbarn, Family Christian Stores, Shoe Carnival	Target, Walmart
179	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,907	94.9%	1,269	9.57	Schnucks	U.S. Post Office
180	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2016	244,060	73.4%	2,167	12.09	Walt's Fine Foods	Planet Fitness, Tile Shop
181	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	80.3%	853	8.12	—	Dollar Tree, Godby Home Furnishings, Ollie's Bargain Outlet
182	Columbus Center	Columbus	IN	Columbus, IN	2005	143,050	98.9%	1,524	10.77	—	Big Lots, MC Sports, OfficeMax, T.J.Maxx	Target
183	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	91.2%	611	8.21	Martin's Super Market	CVS
184	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	96.5%	1,979	17.17	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
185	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	363,883	98.4%	2,355	9.47	Sam's Club	Walmart
186	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	76.1%	698	8.57	Kroger	—
187	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	2016	71,602	100.0%	653	9.12	Save-A-Lot	Citi Trends
188	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	83.0%	339	13.63	Walmart Supercenter*	Aaron's
189	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	91,798	90.4%	742	8.94	Martin's Super Market	—
190	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,938	60.7%	527	8.35	Kroger	—
191	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2015	571,967	79.8%	4,082	9.00	Kroger	Kohl's, Oak Street Health Center, Petco, Sears Outlet, T.J.Maxx
192	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2003	117,550	89.3%	1,067	10.17	Pay Less (Kroger)	—
193	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	155,518	86.6%	1,175	8.72	Hy-Vee	—
194	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	212,261	94.8%	1,765	14.22	Dillons (Kroger)	Bellus Academy, Jo-Ann Fabric & Craft Stores, Marshalls
195	Green River Plaza	Campbellsville	KY	Campbellsville, KY	1989	203,239	96.6%	1,416	7.21	Kroger	Burke's Outlet, Goody’s, JC Penney, Jo-Ann Fabric & Craft Stores, Tractor Supply Co.
196	Kmart Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	883	6.77	—	Kmart, Staples

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 40

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

197	Florence Plaza - Florence Square	Florence	KY	Cincinnati, OH-KY-IN	2015	686,487	97.6%	7,042	13.23	Kroger	Barnes & Noble, Burlington Stores, Hobby Lobby, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx
198	Highland Commons	Glasgow	KY	Glasgow, KY	1992	130,466	100.0%	776	5.95	Food Lion (Delhaize)	Kmart
199	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	2016	208,374	93.8%	1,795	9.68	—	King Pin Lanes, Louisville Athletic Club, Savers
200	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	97.0%	1,519	7.21	—	Gabriel Brothers, Walmart
201	London Marketplace	London	KY	London, KY	1994	169,032	98.1%	1,093	6.59	Kroger	Goody's, Kmart
202	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	100.0%	1,832	10.47	Kroger	—
203	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	91.3%	1,451	10.15	Kroger	Annie's Attic, Tuesday Morning
204	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	2016	163,976	94.0%	1,967	12.76	Kroger Marketplace	—
205	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	100.0%	1,244	7.62	—	Books-A-Million, Hobby Lobby, Office Depot
206	Lexington Road Plaza	Versailles	KY	Lexington-Fayette, KY	2007	197,668	94.5%	1,304	6.98	Kroger	Kmart
207	Karam Shopping Center	Lafayette	LA	Lafayette, LA	2015	100,238	83.8%	276	3.29	Super 1 Foods	dd's Discounts (Ross)
208	Iberia Plaza	New Iberia	LA	Lafayette, LA	1992	131,731	99.9%	809	6.15	Super 1 Foods	—
209	Lagniappe Village	New Iberia	LA	Lafayette, LA	2010	201,360	98.5%	1,572	7.92	—	Big Lots, Citi Trends, Stage, T.J.Maxx
210	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	97.8%	1,082	6.18	Super 1 Foods	Kmart
211	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	2016	133,432	98.6%	1,086	8.25	PriceRite (ShopRite)	Citi Trends, L&M Bargain, Ocean State Job Lot
212	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	86,290	93.9%	1,906	23.53	—	Golf Galaxy, Pyara Aveda Spa & Salon, Staples
213	Chicopee Marketplace	Chicopee	MA	Springfield, MA	2005	150,959	100.0%	2,631	18.05	Walmart Supercenter*	Marshalls, Party City, Staples
214	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,795	98.5%	1,601	11.92	Super Stop & Shop (Ahold)	Jo-Ann Fabric & Craft Stores, Ocean State Job Lot
215	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	282,591	89.7%	3,120	12.31	Shaw's (Albertsons)	Barnes & Noble, Michaels, Petco, Staples, T.J.Maxx
216	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	29.4%	166	22.13	Hannaford Bros. (Delhaize)*	—	Walmart
217	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,092	100.0%	1,156	14.80	Shaw's (Albertsons)	Rainbow
218	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,734	98.7%	2,211	12.26	Star Market	Marshalls, Ocean State Job Lot
219	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	442,354	99.1%	3,959	20.34	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart
220	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	98.7%	1,181	11.86	—	Ocean State Job Lot, Staples, T.J.Maxx
221	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	2015	204,038	74.7%	1,898	22.27	Super Stop & Shop (Ahold)	Citi Trends, Fallas Paredes
222	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,806	19.56	—	Best Buy, Old Navy, Petco, Ross Dress for Less
223	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	92.6%	656	27.75	—	—
224	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	100.0%	3,102	10.59	Giant Food (Ahold)	Jo-Ann Fabric & Craft Stores, Kmart, Peebles
225	Liberty Plaza	Randallstown	MD	Baltimore-Columbia-Towson, MD	2012	218,862	100.0%	2,659	12.15	Walmart Supercenter	Marshalls
226	Rising Sun Towne Centre	Rising Sun	MD	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	146,852	100.0%	1,799	12.54	Martin's Food (Ahold)	Big Lots
227	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	91.8%	1,971	20.65	—	Big Lots, Dollar Tree, Jo-Ann Fabric & Craft Stores, Lowe's
228	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2016	287,387	92.8%	3,088	11.58	Plum Market	Dunham's Sports, HomeGoods, Sierra Trading Post, Stein Mart
229	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	100.0%	898	10.52	VG's Food (SpartanNash)	ACE Hardware
230	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	2013	87,391	93.6%	794	9.71	—	Dollar Tree, Ollie's Bargain Outlet, True Value
231	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	160,943	85.7%	1,756	12.74	VG's Food (SpartanNash)	Dunham's Sports, Glik's
232	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	84.4%	673	8.02	D&W Fresh Market (SpartanNash)	—
233	Delta Center	Lansing	MI	Lansing-East Lansing, MI	2016	186,246	96.1%	1,486	8.30	—	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness
234	Lakes Crossing	Muskegon	MI	Muskegon, MI	2011	110,997	81.9%	1,329	16.05	—	Jo-Ann Fabric & Craft Stores, Party City, Shoe Carnival, Ulta	Kohl's
235	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	276,175	95.3%	2,397	9.11	Kroger	Ace Hardware, Burlington Stores, CW Price, Dollar Tree
236	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	454,377	96.3%	5,996	18.14	—	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, T.J.Maxx, Ulta	Target
237	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	100.0%	1,829	9.90	—	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools
238	Green Acres	Saginaw	MI	Saginaw, MI	2011	281,646	70.2%	1,452	13.07	Kroger	Planet Fitness, Rite Aid
239	Hall Road Crossing	Shelby Township	MI	Detroit-Warren-Dearborn, MI	1999	175,503	100.0%	2,399	13.67	—	Gander Mountain, Michaels, Old Navy, T.J.Maxx, Ulta
240	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	2015	101,724	100.0%	1,166	11.46	—	Party City, Planet Fitness	Burlington Stores
241	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,709	98.8%	1,447	14.40	VG's Food (SpartanNash)	O'Reilly Auto Parts, Planet Fitness
242	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	977	6.31	—	Babies"R"Us, Bed Bath & Beyond, Dunham's Mega Sports
243	Grand Traverse Crossing	Traverse City	MI	Traverse City, MI	1996	412,755	98.6%	2,791	27.12	Walmart Supercenter	Books-A-Million, PetSmart, Staples, The Home Depot, Toys"R"Us, Ulta
244	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	2015	162,874	52.3%	984	11.55	—	Bed Bath & Beyond, Party City, Petco	Burlington Stores, Target

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 41

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

245	Roundtree Place	Ypsilanti	MI	Ann Arbor, MI	1992	246,620	97.1%	1,138	13.09	Walmart Supercenter	Harbor Freight Tools, Ollie's Bargain Outlet
246	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,390	95.5%	836	7.10	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness
247	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	99.0%	2,064	16.68	SuperTarget*	Best Buy, Dollar Tree, Walgreens
248	Austin Town Center	Austin	MN	Austin, MN	1999	108,486	73.7%	472	7.27	ALDI	Jo-Ann Fabric & Craft Stores	Target
249	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	98.6%	2,005	11.12	—	Best Buy, Dunham's Sports, T.J.Maxx
250	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	204,992	91.0%	1,943	10.41	Cub Foods (Jerry's Foods)	OfficeMax
251	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	87,942	96.1%	1,415	16.75	Cub Foods (Supervalu)*	—
252	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2015	213,595	93.0%	2,348	11.82	Rainbow Foods (Jerry's Foods)	FLEX Academy, Marshalls, Michaels
253	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	69,537	74.5%	739	14.38	Cub Foods (Supervalu)*	Dollar Tree, Hancock Fabrics
254	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2016	114,505	97.8%	1,751	15.63	Fresh Thyme Farmers Market	Marshalls
255	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2013	291,011	93.2%	2,515	12.24	Cub Foods (Supervalu)	T.J.Maxx, Valu Thrift Store
256	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	98.4%	697	9.69	Festival Foods	Dollar Tree
257	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	2015	137,006	93.3%	1,582	12.38	—	Michaels, Party City, The Sports Authority
258	Clocktower Place	Florissant	MO	St. Louis, MO-IL	2016	207,317	89.3%	1,412	7.76	ALDI	Florissant Furniture & Rug Gallery, K&G Fashion Superstore, Ross Dress for Less
259	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	95.5%	839	5.83	Price Chopper	—
260	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	93.5%	1,386	9.16	Price Chopper	Ace Hardware
261	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	86.9%	906	8.36	Price Chopper	—
262	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	91.5%	449	6.85	Shop 'n Save (Supervalu)	—
263	Clinton Crossing	Clinton	MS	Jackson, MS	1990	112,148	100.0%	1,125	10.33	Kroger	—
264	County Line Plaza	Jackson	MS	Jackson, MS	2016	221,127	94.5%	2,418	11.58	—	Burke's Outlet, Burlington Stores, Conn's, Kirkland's, Tuesday Morning
265	Jacksonian Plaza	Jackson	MS	Jackson, MS	1990	73,041	100.0%	577	8.07	Kroger*	Books-A-Million, Goodwill Select, Office Depot
266	Devonshire Place	Cary	NC	Raleigh, NC	2012	106,680	100.0%	1,442	13.81	—	Dollar Tree, Golf Galaxy, REI
267	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	2016	275,921	89.5%	3,108	12.59	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Rugged Wearhouse, Staples
268	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	2015	348,604	83.5%	1,656	8.93	—	Big Lots, Gabe's, The Home Depot, Value City Furniture
269	Macon Plaza	Franklin	NC	—	2001	92,787	84.4%	427	5.45	BI-LO (Southeastern Grocers)	Peebles
270	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	91.4%	2,075	12.31	Kroger	OfficeMax, PetSmart	Target, The Home Depot
271	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	2015	317,705	84.4%	3,136	13.20	Walmart Supercenter*	Bed Bath & Beyond, Best Buy, Dollar Tree, Michaels, Ross Dress for Less
272	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	100.0%	4,987	14.34	—	Babies"R"Us, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Old Navy, PetSmart	Ross Dress for Less, Target
273	University Commons	Greenville	NC	Greenville, NC	2014	233,153	96.8%	2,976	13.19	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
274	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	100.0%	1,722	9.00	—	Academy Sports + Outdoors, Dollar Tree, Fallas Paredes, Harbor Freight Tools, Ollie's Bargain Outlet
275	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	98.5%	875	3.54	Walmart Supercenter	Dollar Tree
276	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	106,339	37.9%	199	4.93	Ingles	—
277	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	90.2%	1,353	15.42	—	Person County Health & Human Services
278	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.5%	3,759	10.93	Food Lion (Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown
279	Salisbury Marketplace	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	1987	79,732	72.7%	624	10.76	Food Lion (Delhaize)	Family Dollar
280	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	98.3%	2,073	6.20	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply
281	Anson Station	Wadesboro	NC	—	1988	132,353	67.6%	568	6.35	Food Lion (Delhaize)	Peebles, Tractor Supply Co.
282	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	76.6%	1,586	14.91	—	OfficeMax, PetSmart	Target
283	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	98.5%	3,403	14.68	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx
284	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	97.9%	1,185	14.63	Harris Teeter (Kroger)	—
285	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	283,830	91.8%	2,894	11.68	Super Compare Foods	Big Lots, Citi Trends, Office Depot
286	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	960	14.00	—	Golf Galaxy, Mattress Firm, OfficeMax
287	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,941	96.2%	1,960	21.86	Hannaford Bros. (Delhaize)**	Walmart
288	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	2,013	11.27	DeMoulas Supermarkets	Burlington Stores, Jo-Ann Fabric & Craft Stores, Marshalls
289	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	2016	131,248	100.0%	2,338	19.42	—	JC Penney, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
290	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	25.3%	152	18.54	—	Jo-Ann Fabric & Craft Stores
291	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	147,205	100.0%	1,449	9.84	Market Basket (DeMoulas Supermarkets)	T.J.Maxx
292	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2015	246,235	66.1%	1,159	7.73	A&P**	Kmart, Planet Fitness
293	the Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	296,109	95.5%	4,107	21.58	ShopRite	Burlington Stores, Ross Dress For Less

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 42

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

294	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,357	25.70	Acme (Albertsons)	—
295	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2015	250,408	97.5%	2,198	9.00	—	Kmart, LA Fitness, Staples
296	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	Trenton, NJ	2015	148,919	98.0%	1,075	7.37	—	Hibachi Grill & Supreme Buffet, Kmart, Planet Fitness
297	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	87.8%	1,480	33.20	Super Stop & Shop (Ahold)	—
298	Lakewood Plaza	Lakewood	NJ	New York-Newark-Jersey City, NY-NJ-PA	1966	202,210	100.0%	3,070	15.27	Gourmet Glatt Express	Dollar Tree
299	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	332,664	93.8%	5,074	16.26	—	Burlington Stores, HomeGoods, Planet Fitness
300	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	94.1%	3,657	19.99	ShopRite	Petco, Rite Aid
301	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	92.3%	1,228	12.82	ShopRite	—
302	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	242,991	91.9%	3,968	17.77	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness
303	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	97.6%	2,972	19.09	—	Blink Fitness (Equinox), Clearview Cinema Group, HomeGoods, Marshalls
304	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	141,330	87.8%	1,469	11.83	ShopRite*	JC Penney, Peebles, PetSmart
305	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	97.9%	3,229	18.41	ShopRite	Pier 1 Imports, Staples
306	ShopRite Supermarket	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	32,209	100.0%	389	12.08	ShopRite	—
307	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	77.0%	1,225	16.17	Acme (Albertsons)	Dollar Tree, WOW! Fitness
308	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1996	216,623	90.8%	3,152	16.03	Walmart Supercenter*	Marshalls, Party City, Ross Dress for Less, Staples
309	Dover Park Plaza	Yardville	NJ	Trenton, NJ	2005	56,751	84.9%	763	15.84	—	CVS, Dollar Tree
310	St Francis Plaza	Santa Fe	NM	Santa Fe, NM	1993	35,800	100.0%	460	12.85	Whole Foods Market	Walgreens
311	Smith's	Socorro	NM	—	1976	48,000	100.0%	506	10.54	Smith's (Kroger)	—
312	Galleria Commons	Henderson	NV	Las Vegas-Henderson-Paradise, NV	2015	278,411	100.0%	3,191	11.60	—	Babies"R"Us, Burlington Stores, Kirkland’s, Stein Mart, T.J.Maxx, Tuesday Morning
313	Montecito Marketplace	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2006	190,434	97.1%	3,717	20.10	Smith's (Kroger)	T.J.Maxx
314	Renaissance Center East	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2012	144,216	79.9%	1,321	11.47	—	Savers
315	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,612	29.12	—	Minado, Stew Leonard's Wines, T.J.Maxx
316	Erie Canal Centre	Dewitt	NY	Syracuse, NY	2016	115,500	65.4%	981	13.00	—	Dick's Sporting Goods
317	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	90.5%	1,311	21.47	Acme (Albertsons) *	—
318	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	27.8%	709	30.20	BJ's Wholesale*, Walmart Supercenter*	—	Kohl's
319	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	92.6%	1,834	25.57	King Kullen**	Ace Hardware
320	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	90.2%	2,892	16.55	—	Burlington Stores, K&G Fashion Superstore
321	Genesee Valley Shopping Center	Geneseo	NY	Rochester, NY	2007	191,314	90.9%	1,666	9.88	Wegmans	Peebles, Tractor Supply Co.
322	McKinley Plaza	Hamburg	NY	Buffalo-Cheektowaga-Niagara Falls, NY	1991	95,544	97.1%	1,394	15.42	Wegmans*	A.C. Moore, T.J.Maxx
323	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	191,441	100.0%	6,351	33.89	H-Mart, Best Market	Christmas Tree Shops, Rite Aid, T.J.Maxx
324	Hornell Plaza	Hornell	NY	Corning, NY	2005	253,335	100.0%	2,092	8.26	Wegmans	Walmart
325	Cayuga Mall	Ithaca	NY	Ithaca, NY	2013	204,830	84.0%	1,545	8.98	—	Big Lots, Jo-Ann Fabric & Craft Stores, Party City, Rite Aid, True Value
326	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	71,942	100.0%	1,745	24.26	Key Food Marketplace	T.J.Maxx
327	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	585	34.41	Trader Joe's	—
328	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	100.0%	1,306	21.37	—	Advance Auto Parts
329	Shops at Seneca Mall	Liverpool	NY	Syracuse, NY	2005	230,924	66.7%	697	4.52	—	Big Lots, Kmart	Raymour & Flanigan
330	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	1976	24,978	—%	—	—	—	—
331	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	90.9%	2,670	19.38	Super Stop & Shop (Ahold)	Planet Fitness
332	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	209,960	84.4%	1,780	10.41	—	Ashley Furniture, Big Lots, Hobby Lobby
333	Monroe ShopRite Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,883	15.43	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office
334	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,537	96.3%	6,499	26.84	A Matter of Health	Barnes & Noble, Lemon Pop, Marshalls, Modell's Sporting Goods, Petco
335	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	31,870	100.0%	1,196	37.53	—	Harmon Discount
336	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	122,996	95.9%	2,426	20.56	—	Dollar Tree, HomeGoods
337	Port Washington	Port Washington	NY	New York-Newark-Jersey City, NY-NJ-PA	1968	19,600	100.0%	112	5.71	North Shore Farms	—
338	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	97.5%	1,692	17.51	Best Yet Market	CVS, T.J.Maxx
339	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,091	26.21	—	HomeGoods, Rite Aid
340	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	88.7%	1,447	20.99	Price Chopper	—
341	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2016	180,182	96.7%	2,848	16.78	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores
342	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	96.8%	1,702	10.93	—	Olum's Furniture & Appliances, Rite Aid, Staples
343	Parkway Plaza	Vestal	NY	Binghamton, NY	2012	204,954	100.0%	2,108	10.29	PriceRite (ShopRite)	Bed Bath & Beyond, Kohl's, PetSmart	Target

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 43

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

344	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,397	15.13	—	HomeGoods, Michaels, Old Navy
345	Town Square Mall	Vestal	NY	Binghamton, NY	2012	293,181	99.4%	4,694	16.11	Sam's Club*, Walmart Supercenter*	A.C. Moore, Barnes & Noble, Dick's Sporting Goods, DSW, Lowes Cinemas, T.J.Maxx, Ulta
346	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	86.9%	564	9.44	Hannaford Bros. (Delhaize)	Lowes, Pier 1 Imports
347	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	2016	88,501	95.2%	2,263	26.86	H-Mart	—
348	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	138,407	95.4%	1,846	45.44	Giant Eagle	—	The Home Depot
349	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	157,055	83.5%	1,425	10.87	Giant Eagle, Marc's	—
350	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	225,774	84.7%	2,175	19.02	Kroger	Petco, Planet Fitness
351	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	2012	164,750	96.1%	1,359	8.59	Kroger	Pet Supplies Plus
352	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	2015	249,871	99.5%	3,463	13.93	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx
353	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2011	314,754	99.1%	3,823	12.60	—	Bed Bath & Beyond, Michaels, Sears, Staples, T.J.Maxx	Target
354	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	100.0%	1,148	29.84	Kroger	—
355	Crown Point	Columbus	OH	Columbus, OH	2016	144,931	95.9%	1,377	10.13	Kroger	Dollar Tree, Planet Fitness
356	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	130,773	84.8%	1,135	11.03	Kroger	—
357	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	100.0%	167	9.33	Kroger*	—
358	South Towne Centre	Dayton	OH	Dayton, OH	2013	333,960	98.7%	4,209	13.70	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, Jo-Ann Fabric & Craft Stores, Party City, Petsmart, Value City Furniture
359	The Vineyards	Eastlake	OH	Cleveland-Elyria, OH	1989	144,820	90.2%	722	5.53	Valu King**	Dollar Tree, Harbor Freight Tools	Walmart
360	Midway Market Square	Elyria	OH	Cleveland-Elyria, OH	2014	224,329	88.8%	2,029	10.18	Giant Eagle	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores	Target, The Home Depot
361	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	2013	695,719	96.2%	6,635	9.93	BJ's Wholesale Club, Giant Eagle, Marc's	Burlington Stores, Cleveland Furniture Bank, Jo-Ann Fabric & Craft Stores, Marshalls, Party City, Petco
362	Tops Plaza	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	98.2%	1,036	15.07	—	Ollie's Bargain Outlet, Sears Outlet
363	Tops Plaza	North Ridgeville	OH	Cleveland-Elyria, OH	2002	57,857	97.9%	834	14.72	—	Pat Catan's Craft Centers
364	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	94.1%	2,064	25.60	Kroger	Marshalls
365	Market Place	Piqua	OH	Dayton, OH	2012	182,824	93.0%	683	7.12	Kroger	Roses
366	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	82.6%	1,158	9.70	—	Ashley Furniture, Citi Trends, Michaels
367	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	698	7.80	Giant Eagle	—	Lowe's, Target
368	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	315,515	67.6%	1,491	13.89	Kroger	Big Lots, Harbor Freight Tools
369	Southland Shopping Plaza	Toledo	OH	Toledo, OH	1988	290,892	84.1%	1,523	6.23	Kroger	Big Lots, Planet Fitness, Shopper's World
370	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria, OH	2005	115,066	94.0%	1,794	16.59	—	Bed Bath & Beyond, MC Sports, OfficeMax, Petco	Kohl's, Lowe's, Target
371	Northgate Plaza	Westerville	OH	Columbus, OH	2008	15,219	100.0%	246	16.16	Kroger*	—	The Home Depot
372	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,775	9.50	—	Conn's, Drysdales, PetSmart	Best Buy, JC Penney Home Store
373	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	99.4%	2,583	34.70	Giant Food (Ahold)	CVS
374	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	278,586	96.4%	2,276	8.47	Weis Markets	A.C. Moore, Dunham's Sports, Petco, Shoe Carnival, Toys"R"Us
375	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	781	11.10	Redner's Warehouse Market	—
376	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	2015	199,079	100.0%	1,911	10.64	Giant Eagle	Walmart
377	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	99.5%	3,816	14.88	Giant Food (Ahold)	T.J.Maxx, The Home Depot, Walmart
378	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	2013	378,358	97.3%	3,378	11.50	Giant Food (Ahold)	Big Lots, Mega Marshalls, PetSmart, Rite Aid, Staples, Wells Fargo
379	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	283,153	98.9%	2,427	8.67	Walmart Supercenter	—
380	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	82.4%	456	12.02	Bottom Dollar**	—
381	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	95.4%	2,415	17.61	Giant Food (Ahold)	Tuesday Morning
382	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2004	110,696	49.3%	812	14.87	—	Pep Boys, Rascal Fitness
383	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,409	20.88	Giant Food (Ahold)	Wine & Spirits Shoppe
384	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,069	10.17	—	Chuck E. Cheese's, Mealey's Furniture
385	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699	100.0%	3,264	15.62	—	Dick's Sporting Goods, hhgregg, Party City, PetSmart, T.J.Maxx, The Home Depot
386	Dillsburg Shopping Center	Dillsburg	PA	York-Hanover, PA	2014	153,088	100.0%	1,980	13.18	Giant Food (Ahold)	Rite Aid, Tractor Supply Co.
387	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	100.0%	3,374	14.20	—	Kohl's, Marshalls, Regal Cinemas
388	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2014	75,223	97.1%	1,174	16.08	—	Dollar Tree, Ross Dress for Less
389	Gilbertsville Shopping Center	Gilbertsville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	85,576	96.4%	786	9.53	Weis Markets	Wine & Spirits
390	Mount Carmel Plaza	Glenside	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1975	14,504	94.1%	184	13.48	—	SGS Paper
391	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	214,628	90.1%	1,785	9.23	Giant Food (Ahold)	Citi Trends
392	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2012	144,920	96.2%	1,003	7.35	—	Big Lots, Ollie's Bargain Outlet

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 44

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

393	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	99.3%	1,292	12.19	Giant Food (Ahold)	—
394	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	100.0%	615	20.62	—	—
395	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	73.2%	830	21.22	Weis Markets*	—
396	New Holland Shopping Center	New Holland	PA	Lancaster, PA	1995	65,878	95.2%	507	8.09	Grocery Outlet	Family Dollar
397	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	177,185	83.6%	3,888	26.25	McCaffrey's (Ahold)	Pier 1 Imports
398	Cherry Square	Northampton	PA	Allentown-Bethlehem-Easton, PA-NJ	1989	75,005	94.9%	713	10.02	Redner's Warehouse Market	—
399	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2006	107,318	49.8%	1,347	25.21	A&P**	Wine & Spirits
400	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2011	561,863	99.6%	8,299	34.30	—	Macy's, Modell's Sporting Goods, Ross Dress For Less
401	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	99.3%	1,360	7.75	Redner's Warehouse Market	French Creek Outfitters, Staples
402	Plymouth Plaza	Plymouth Meeting	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	32,404	40.1%	477	36.74	—	Premier Urgent Care, TD Bank
403	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	154,758	91.6%	1,464	10.76	ALDI	Planet Fitness, Rite Aid, VF Outlet
404	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	413	9.90	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City
405	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,402	15.56	ShopRite	A.C. Moore, Kohls, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less
406	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	100.0%	752	11.86	Musser's Markets	Hallmark	Kmart
407	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	98.7%	3,410	10.97	Redner's Warehouse Market	Mealey's Furniture, PetSmart, Ross Dress for Less, Sports Authority, Staples
408	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	97.9%	2,186	31.03	Walmart Supercenter	Party City, Shoe Carnival
409	Hunt River Commons	North Kingstown	RI	Providence-Warwick, RI-MA	1989	148,126	83.8%	1,375	11.07	Super Stop & Shop (Ahold)	Marshalls, Planet Fitness
410	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	93.1%	2,150	14.00	Kroger	Stein Mart
411	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	100.0%	1,576	17.57	BI-LO (Southeastern Grocers)	—
412	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,213	97.3%	795	12.53	BI-LO (Southeastern Grocers)	—
413	Island Plaza	James Island	SC	Charleston-North Charleston, SC	2016	171,224	96.7%	1,268	7.97	Food Lion (Delhaize)	Dollar Tree, Gold's Gym
414	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	2015	325,347	73.2%	1,997	8.51	—	Gold's Gym, Intercontinental Hotels Group, New Spring Church, Sears Outlet
415	Remount Village Shopping Center	North Charleston	SC	Charleston-North Charleston, SC	1996	60,238	86.0%	479	9.25	BI-LO (Southeastern Grocers)	—
416	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	98.2%	1,869	14.53	—	Ross Dress for Less, T.J.Maxx	Target
417	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	2012	360,277	84.6%	3,265	11.30	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart
418	Shoppes at Hickory Hollow	Antioch	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1986	144,469	84.3%	1,390	11.42	Kroger	Citi Trends
419	Congress Crossing	Athens	TN	Athens, TN	2012	180,305	97.6%	1,232	7.00	—	Dunham's Sports, Kmart
420	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	88.8%	593	11.33	Food Lion (Delhaize)	—
421	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2015	265,027	98.9%	2,529	9.73	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends
422	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2015	331,386	98.6%	3,203	9.80	—	Grace Church Nashville, Hard Knocks, Hobby Lobby, Planet Fitness, Skyzone, USA Baby
423	Greensboro Village	Gallatin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	70,203	97.7%	991	14.44	Publix	—
424	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,618	95.5%	1,663	12.86	—	Belk, Burkes Outlet, JC Penney, Kmart
425	Oakwood Commons	Hermitage	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2015	266,721	92.5%	2,805	11.79	Publix	Bed Bath & Beyond, Dollar Tree, Goody’s, PetSmart, Ross Dress for Less
426	Kimball Crossing	Kimball	TN	Chattanooga, TN-GA	2007	280,476	96.2%	1,797	7.35	Walmart Supercenter	Goody's	Lowe's
427	Kingston Overlook	Knoxville	TN	Knoxville, TN	2015	122,536	80.7%	919	9.60	—	Babies"R"Us, Sears Outlet
428	Farrar Place	Manchester	TN	Tullahoma-Manchester, TN	1989	43,220	84.5%	329	9.01	Food Lion (Delhaize)	—
429	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2016	660,013	92.8%	8,109	13.65	—	Academy Sports + Outdoors, Best Buy, Big Lots, DSW, Five Below, hhgregg, Office Depot, PetSmart, Sports Authority, T.J.Maxx, Value City Furniture	Target, The Home Depot, Toys"R"Us
430	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	115,062	85.6%	1,137	11.54	Kroger	Aaron's
431	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	98.2%	1,018	11.95	Kroger	—	Walgreens
432	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.3%	1,245	6.94	Walmart Supercenter	Dollar Tree
433	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	93.1%	1,141	5.89	Walmart Supercenter	Goody's
434	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,700	79.2%	257	8.00	—	Bealls (Stage Stores), Family Dollar
435	Bardin Place Center	Arlington	TX	Dallas-Fort Worth-Arlington, TX	2016	420,550	96.8%	3,875	9.52	WinCo Foods	Hemispheres, Hobby Lobby, Ross Dress for Less
436	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	2015	168,112	83.7%	1,574	11.19	—	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture	Fry's Electronics
437	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,930	85.7%	895	10.89	—	24 Hour Fitness
438	Cedar Bellaire	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	1994	50,967	100.0%	850	16.68	H-E-B	—
439	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,575	98.4%	611	8.68	El Ahorro Supermarket	Family Dollar, Hancock Fabrics
440	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	340	6.71	—	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 45

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

441	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	91.2%	1,007	8.07	Walmart Neighborhood Market**	Tops Printing
442	Plantation Plaza	Clute	TX	Houston-The Woodlands-Sugar Land, TX	1997	99,141	99.0%	826	8.59	Kroger	Walgreens
443	Central Station	College Station	TX	College Station-Bryan, TX	2012	176,847	92.3%	2,508	15.76	—	OfficeMax, Spec's Liquors, Wally's Party Factory	Kohl's
444	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,324	25.15	Kroger	CVS
445	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	85,633	69.8%	552	9.23	—	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning
446	Five Points	Corpus Christi	TX	Corpus Christi, TX	2016	276,593	93.7%	2,992	11.75	—	Bealls (Stage Stores), Burkes Outlet, Harbor Freight Tools, Hobby Lobby, Party City, Ross Dress for Less
447	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	67,305	94.7%	517	8.25	Minyard Food Stores	Family Dollar
448	Jeff Davis	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	79.8%	574	10.43	Save-A-Lot (Supervalu)	Family Dollar
449	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	421	9.25	—	Big Lots, O'Reilly Auto Parts
450	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2016	108,545	93.6%	877	10.09	El Rio Grande Latin Market	Family Dollar
451	Wynnewood Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2006	443,681	87.0%	4,094	10.75	Kroger	Fallas Paredes, Gen X Clothing, Ross Dress for Less
452	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	121,388	93.4%	962	8.50	Food Town	Burkes Outlet, Walgreens
453	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	96.4%	715	9.97	Albertsons	—
454	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2016	780,595	95.4%	14,726	20.22	SuperTarget*	Best Buy, Big Lots, DSW, Marshalls, Old Navy, Ross Dress for Less, Saks OFF Fifth, Sheplers, Stein Mart, T.J.Maxx
455	Forest Hills Village	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	395	5.67	Foodland Markets	Family Dollar, Hi Style Fashion
456	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	100.0%	1,979	11.95	Tom Thumb (Albertsons)	Stein Mart
457	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	98.5%	3,743	19.26	Tom Thumb (Albertsons)	DSW
458	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,241	100.0%	1,010	11.32	Truong Nguyen Grocer	—
459	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	84.7%	262	7.14	Save-A-Lot	Dollar Tree, Rent-A-Center
460	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	90.2%	985	10.99	Kroger	—
461	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.3%	746	10.59	Kroger	—
462	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	958	28.30	Kroger	—
463	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2003	101,002	100.0%	1,955	19.36	—	CVS, Imagination Toys, I W Marks Jewelers
464	Braes Link	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	38,997	100.0%	659	16.90	—	Walgreens
465	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	45,067	94.5%	448	10.53	H-E-B	—
466	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	94.6%	570	6.59	Food Town	—
467	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	76,142	100.0%	787	10.77	El Ahorro Supermarket	Fallas Paredes, Melrose Fashions
468	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	102,643	90.0%	1,390	16.14	—	24 Hour Fitness, Hancock Fabrics, Mr. Gatti's Pizza, Spec's Liquors
469	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	208,147	93.9%	1,836	9.39	Kroger	Big Lots, Stein Mart
470	Inwood Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	77,553	98.1%	675	8.90	Foodarama	—
471	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	64,285	77.4%	502	10.09	H-E-B	—
472	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	79.3%	840	9.53	—	Fitness Connection, Hancock Fabrics
473	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,003	98.7%	1,268	7.71	—	Big Lots, Hobby Lobby
474	Maplewood Mall	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	94,871	99.4%	809	8.58	Foodarama	Burke's Outlet
475	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	100.0%	3,327	13.65	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning
476	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	314	7.80	—	Affordable Furniture, Firestone, Lumber Liquidators, TitleMax
477	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	230,779	93.9%	2,742	12.86	Sellers Bros.	Conn's, Office Depot
478	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1990	190,622	89.5%	1,960	11.66	—	99 Cents Only, CVS, Fallas Paredes
479	Northwood Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	136,747	96.0%	1,370	10.61	Food City	—
480	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	189,201	94.1%	1,758	10.01	—	24 Hour Fitness, FAMSA, Floor & Décor
481	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	73,577	92.9%	898	13.45	—	Family Dollar, Houston Community College
482	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	145,229	97.8%	3,127	22.02	H-E-B	—
483	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	82,565	100.0%	1,136	13.88	—	Ace Hardware, Dollar Tree, Party City, Salon In The Park
484	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2012	242,409	91.9%	2,077	9.33	Fiesta Mart	Marshalls, Rainbow
485	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	237,340	100.0%	2,421	10.29	Kroger	Hobby Lobby, Palais Royal, Stein Mart
486	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	82.7%	344	6.48	—	AutoZone, Bealls (Stage Stores), Dollar Tree
487	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	132,096	81.5%	756	7.16	Super 1 Foods	PetSense
488	Winwood Town Center	Odessa	TX	Odessa, TX	2002	365,559	100.0%	2,769	12.12	H-E-B	Hastings, Office Depot, Ross Dress for Less, Target
489	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	134,006	93.8%	1,481	12.67	Kroger	Sears Hardware
490	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	194,470	86.1%	2,046	12.22	Kroger	Burkes Outlet
491	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	81.6%	1,124	8.80	Kroger	Walgreens

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 46

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

492	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	168,137	70.2%	2,761	24.53	Central Market (H-E-B)	—
493	Preston Park	Plano	TX	Dallas-Fort Worth-Arlington, TX	2016	239,339	88.4%	5,567	26.32	Kroger	—
494	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	97.0%	972	13.31	H-E-B	Bealls (Stage Stores)	Kmart
495	Klein Square	Spring	TX	Houston-The Woodlands-Sugar Land, TX	1999	80,636	98.8%	865	10.86	Food Town	Family Dollar, Unleashed (Petco)
496	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,491	94.7%	1,246	10.82	Randalls (Albertsons)	Palais Royal
497	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	223,152	53.9%	1,162	9.72	Kroger	—
498	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	94.6%	1,060	27.69	Randalls (Albertsons)	—
499	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	47,960	96.9%	703	15.13	—	Hastings, Walgreens
500	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	180,220	92.8%	2,433	14.82	—	Barnes & Noble, Big Lots, Michaels, T.J.Maxx	Target, The Home Depot
501	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	94.2%	1,081	8.64	Food Lion (Delhaize)	Mountain Run Bowling, Tractor Supply Co.
502	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	129,887	98.2%	1,664	13.05	Martin's Food (Ahold)	Gold's Gym	Kohl's
503	Jefferson Green	Newport News	VA	Virginia Beach-Norfolk-Newport News, VA-NC	1988	54,945	98.6%	852	15.73	—	Destination XL, Once Upon a Child, Tuesday Morning
504	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010	92.0%	1,228	15.52	—	2nd & Charles, Chuck E. Cheese's
505	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	94.3%	1,034	12.95	Kroger	Hamrick's
506	Hunting Hills	Roanoke	VA	Roanoke, VA	2014	166,207	94.6%	1,311	8.34	—	Kohl's, PetSmart
507	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	20.4%	90	9.68	—	—
508	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,090	100.0%	1,299	7.97	Kroger	Big Lots, Goodwill
509	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	98.9%	2,555	17.36	Trader Joe's	Jo-Ann Fabric & Craft Stores, Kirkland’s, Office Depot, PetSmart
510	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	2015	190,242	56.4%	820	7.64	—	Grand Home Furnishings, Ollie's Bargain Outlet	Belk
511	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	98.2%	1,922	8.71	Price Chopper	Flagship Cinemas, T.J.Maxx, Walmart
512	Fitchburg Ridge Shopping Center	Fitchburg	WI	Madison, WI	2003	50,555	77.7%	468	11.97	—	Wisconsin Dialysis
513	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	188,861	83.5%	1,179	7.48	Pick 'N Save (Kroger)**	T.J.Maxx
514	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	2015	219,541	89.0%	3,062	15.67	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls
515	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	91.3%	856	9.54	Pick 'n Save (Kroger)	—	Walmart
516	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,630	97.9%	1,455	7.30	—	Hobby Lobby, Kohl's	ShopKo
517	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	96.0%	1,224	7.24	Kroger	Big Lots, Dunham's Sports, Peebles
518	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	801	10.63	—	Office Depot, O'Reilly Auto Parts, T.J.Maxx

	TOTAL PORTFOLIO					86,669,873	92.4%	$951,163	$12.85

(1) * Indicates grocer is not owned; ** Indicates grocer is dark and paying.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 47

GUIDANCE

Supplemental Disclosure Three Months Ended March 31, 2016

GUIDANCE & ADDITIONAL DISCLOSURES

GUIDANCE: (1)
2016 Guidance

NAREIT FFO per common share - diluted	$2.01 - $2.09
Same property NOI	2.5 - 3.5%
Percent leased (at year-end)	92.8 - 93.0%
New and renewal rent growth (cash)	10 - 15%
Total leasing related capital expenditures	$155 - $175M
Anchor space repositioning and redevelopment related spending	$95 - $110M
General and administrative expenses	$84 - $87M
Straight-line rent and above- and below-market rent amortization, net	$50 - $53M
Interest expense (2)	$230 - $239M
Debt premium and discount amortization	$12 - $14M
Dispositions	$75 - $175M

ADDITIONAL DISCLOSURES - as of 3/31/16 (dollars in millions, except per square foot amounts)
Estimated market value of expansion land and outparcels available	$48

ABR from leases signed but not yet commenced	$31

Leases signed but not yet commenced:	Leases	GLA	ABR	ABR/SF
≥ 10,000 SF	55	1,259,867	$16.1	$12.74
< 10,000 SF	237	679,153	15.1	22.28
TOTAL	292	1,939,020	$31.2	$16.08

(1) The Company's guidance does not include any expectations of additional one-time items, including, but not limited to, costs related to the Audit Committee review, encompassing but not limited to legal and consulting fees and potential litigation and investigative costs, as well as any costs related to the hiring of a permanent chief executive officer and chief financial officer.
(2) Excludes capitalized interest, deferred financing cost amortization and debt premium and discount amortization, net.

Supplemental Disclosure - Three Months Ended March 31, 2016	Page 49